As filed with the Securities and Exchange Commission on January 13, 2004.

                                                      Registration No. 333-69803
                                                     1940 Act File No. 811-09177

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                    Pre-Effective Amendment No.                       [ ]
                                                -----
                    Post-Effective Amendment No.   8                  [x]
                                                 -----
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                    INVESTMENT COMPANY ACT OF 1940                    [ ]
                         Amendment No.     9                          [x]
                                         -----
                        (Check Appropriate box or boxes)

                            The Catholic Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

          1100 WEST WELLS STREET
          MILWAUKEE, WISCONSIN                                          53233
          (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 278-6550

                            THEODORE F. ZIMMER, ESQ.
                             1100 WEST WELLS STREET

                           MILWAUKEE, WISCONSIN 53233
                    (Name and Address of Agent for Service)

                                    Copy to:
                            FREDRICK G. LAUTZ, ESQ.
                              Quarles & Brady LLP
                           411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                  It is proposed that this filing will become
                       effective (check appropriate box):
               [ ]  immediately upon filing pursuant to paragraph (b)
               [x]  on January 14, 2004 pursuant to paragraph (b)
               [ ]  60 days after filing pursuant to paragraph (a)(1)
               [ ]  on __________ pursuant to paragraph (a)(1)
               [ ]  75 days after filing pursuant to paragraph (a)(2)
               [ ]  on [date] pursuant to paragraph (a)(2) of Rule 485

               If appropriate, check the following box:
               [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                          (THE CATHOLIC FUNDS(R) LOGO)
                       GIVING VOICE TO CATHOLIC VALUESTM

                            THE CATHOLIC EQUITY FUND

                                   PROSPECTUS

                                JANUARY 14, 2004

Neither The Catholic Funds nor the adviser, Catholic Financial Services Corporation, is sponsored or endorsed by the Roman Catholic Church, nor has the Catholic Church approved or disapproved the shares of The Catholic Funds.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                 BEFORE READING
                                THIS PROSPECTUS

References to "you" and "your" in the prospectus refer to prospective investors or shareholders. References to "we," "us" or "our" refer to the Funds and the Fund management (adviser, distributor, administrator, transfer agent and custodian) generally.

 Table of Contents

 The Catholic Funds                                                          1

 Investment Philosophy
 Statement                                                                   2

 The Catholic Equity Fund                                                    6

 Additional Investment
 Practices and Risks                                                        14

 Using Mutual Funds in an
 Investment Program                                                         21

 Management                                                                 22

 How to Invest                                                              25

 Selling Your Shares                                                        39

 Other Share and
 Shareholder Information                                                    45

 Financial Highlights                                                       48

 For More Information                                               Back Cover

This prospectus has information you should know before you decide to invest. Please read it carefully and keep it with your investment records.

The Catholic Funds

The Catholic Funds, Inc. is an investment company organized as a Maryland Corporation. This prospectus describes shares for the Catholic Equity Fund.

                         INVESTMENT               PRIMARY FUND
                         OBJECTIVE                INVESTMENTS
                         ---------                -----------
     The Catholic        Total return             A portfolio of
     Equity Fund         which approxi-           stocks which
                         mates the total          approximates
                         return of the            the composition
                         S&P 500 Index.           of the S&P 500
                                                  Index.

                         There can be no assurance that
                      the Fund will achieve its objective.

Catholic Financial Services Corporation ("CFSC" or the "adviser"), a Wisconsin corpora-tion registered as an in-vest-ment adviser under federal securities laws, is the adviser to the Fund. Catholic Financial Services Corporation and The Catholic Funds have retained Mellon Equity Associates, LLP as subadviser to manage the day-to-day selection and management of the Fund's investments.

Investment Philosophy Statement

The investment philosophy for The Catholic Funds, Inc. ("Catholic Funds" or "CFI") is based on two principles:

PRUDENT FINANCIAL STEWARDSHIP

The investments in CFI will be managed using strategies aimed at producing results that will help investors reach their financial goals, without taking unwarranted risks.

RESPONSIBLE CATHOLIC STEWARDSHIP

CFI will strive to invest the assets of its Funds in a manner that promotes two specific core Catholic values which the board of di-rectors of CFI has selected from among many important core Catholic values: namely, the principle that human life deserves protection from the moment of conception and that every person is entitled to be treated with dignity and justice because every human being is created in the image and likeness of God.

CFI will avoid investing in securities and obligations of companies and other issuers that directly participate in abortion (the sanctity of life exclusionary screen). If CFI's application of its prudent financial stewardship principle should cause it to invest in common stocks of a company whose employment and other business practices are substantially inconsistent with the dignity and primacy of the human person, the adviser will engage in advocacy activities designed to influence the company's practices to better reflect and promote the dignity of the human person. Examples of practices that CFI and the adviser likely would determine are inconsistent with this principle include, without limitation:

* Not providing a livable wage as dictated by the standards of the particular region;

*  Not providing safe, sanitary or humane working conditions;

* Failing to maintain a board of directors composed of a majority of individuals who are independent of management and free from other material conflicts and personal interests that potentially could compromise their ability and incentive to vigorously promote and protect the interests of shareholders;

* Not maintaining fair and equitable compensation structures which allow employees at all levels to share financially in the success of the company through stock-option, employee-ownership or other types of programs that benefit all employees; or

* Employing executive compensation systems which overcompensate or unjustly enrich executive management at the expense of shareholders and lower-level employees.

The board of directors selected these two particular core Catholic values because they are grounded in the very fundamental Catholic value that every person is made in the image and likeness of God. Also, each relates to the protection of innocent victims who have no choice or whose choices are extremely limited under the relevant circumstances, such as unborn children and people who need to earn a living. Finally, the board believes that we can practically and efficiently implement each of these values in making day-to-day investment decisions and advocacy, and that the board effec-tively can monitor and direct compliance with these values.

The board of directors may from time to time select different or additional core Catholic values that CFI will implement in its investment program. For example, the board of directors may determine to add or substitute a selected core Catholic value in response to official doctrinal statements of the Catholic Church. In any event, the board of directors has the sole and exclusive authority to select the core Catholic values that we will implement in the Funds' investment programs.

The board of directors will establish guidelines from time to time that we will use to screen investments for the Fund and to initiate or join other investors in advocacy activities. These guidelines will help focus our attention on factors that are relevant in identifying investments and embarking on advocacy campaigns which are con-sistent with the selected core Catholic values, but we necessarily will exercise some subjective judgment when applying these guidelines to any specific facts and circumstances. The board of di-rectors will monitor investment selections that we make and advocacy actions that we take for the Fund, and will provide specific direction and modify and refine the guidelines as necessary so that, in the judgment of the board of directors, our investment selections and advocacy initiatives remain consistent with the se-lected core Catholic values. The board of directors' decision on these matters will be final. If the Fund owns securities of a company whose products or services are found to be inconsistent with the sanctity of human life, we will sell its securities in an orderly and prudent manner. If, notwithstanding our advocacy ef-forts, the Fund holds common stock of a company that fails to con-form its practices to better reflect a value for the dignity of the human person, this fact alone will not cause us to dispose of its common stock. However, we will continue our advocacy efforts with respect to the relevant company.

Investors should bear in mind that we consider only certain core Catholic values when selecting investments for the Fund and when determining whether and what advocacy actions to take. Therefore, it is likely that the Fund from time to time will own stocks of companies that engage in business and employment activities and practices that may be perceived by some to be inconsistent with important core Catholic values other than those described above, and with respect to which we take no advocacy actions.

Because the Fund will avoid investing in securities of companies and other issuers whose products and services are inconsistent with the sanctity of human life (the sanctity of life exclusionary screen), the return on securities chosen may be higher or lower than if the Fund considered only financial and other traditional criteria when selecting investments. However, the Adviser has analyzed the anticipated effects of the sanctity of life exclusionary screen on the selections of investments for the Fund, and it has assured CFI's board of directors that in its judgment the application of this exclusionary screen will not significantly hamper the Fund's ability to achieve its investment objective.

The Catholic Equity Fund

Investment Objective

The Catholic Equity Fund seeks to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses.

Who Should Invest

The Fund is intended for investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from the Fund.

Investment Policies

The Fund attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the composition of the S&P 500 Index. When the subadviser receives notification of a change in the composition of the Index, the subadviser generally makes a corresponding change in the composition of the Fund's investment portfolio.

Certain companies included in the S&P 500 Index from time to time may, through the manufacture of their products or the provision of their services, directly participate in abortion. The Fund will not invest in the common stocks of those companies, and therefore the Fund will not replicate the Index at all times. As of November 30, 2003, there were five companies included in the S&P 500 Index in which the Fund would not invest because of this exclusionary screen. Together those companies made up approximately 3.55% of the total market capitalization of the S&P 500 Index. To reduce the performance tracking error between the Fund and the S&P 500 Index that will result from the Fund's exclusion of these stocks, the subadviser will use modeling techniques to quantify this tracking error and will rebalance the Fund's portfolio among the remaining stocks of companies in the Index in the same market sector as the excluded company.

Investment Risks

MARKET RISK: Common stock prices overall will rise and fall over short and even extended periods. The equity markets tend to move in cycles, and The Catholic Equity Fund's net asset value (and therefore its share price) will fluctuate with these price changes and market fluctuations. You could lose money investing in the Fund.

OBJECTIVE RISK: The value of the Fund's investments will depend not only on the movement of the market in general, but on factors that affect the individual stocks held in the Fund's portfolio, such as the companies' financial performance, management and business trends. In addition, there is a risk that large capitalization stocks included in the S&P 500 Index may trail returns from the overall stock market for short or extended periods.

INDEX CORRELATION RISK: Because the Fund will not invest in companies that participate directly in abortion, the Fund's investment portfolio composition will not fully replicate that of the S&P 500 Index, and the performance of the Fund therefore will not precisely track that of the S&P 500 Index at all times. Also, unlike the S&P 500 Index, the Fund incurs transaction costs and operating expenses (e.g., brokerage commissions, investment management fees, custodian and transfer agent fees, and the like) in order to maintain a portfolio of securities that approximates the composition of the Index. These costs and expenses will reduce the total return of the Fund as compared to that of the S&P 500 Index.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE: The investment objective of the Catholic Equity Fund is not fundamental. This means that CFI's board of directors could change the Fund's investment objective without the consent or approval of the shareholders of the Fund. For example, if the composition of the S&P 500 Index should become so heavily weighted with stocks of companies that the Fund could not hold under its sanctity of life exclusionary policy, the Fund may be unable to construct a portfolio of stocks that reasonably can be expected to track the performance of the S&P 500 Index. Under these circumstances, the board may find it necessary to modify the Fund's investment objective. The Fund would provide shareholders with at least 60 days' advanced written notice before making any such change in its investment objective.

Past Performance

The Fund commenced operations on April 3, 2002 following the consolidation of three other equity funds formally designated as separate mutual fund series of CFI. One of those funds, the Catholic Disciplined Capital Appreciation Fund (the "Capital Appreciation Fund"), was designated as the survivor of those consolidation transactions for financial accounting and historical performance purposes. The Capital Appreciation Fund was desig-nated as the survivor because its investment objective and investment program were substantially similar to those of the Fund. The Capital Appreciation Fund sought long-term growth of capital with controlled risk by investing in a diversified portfolio, primarily in common stocks of companies in a broad range of market capitalizations. To attain this objective, the Capital Appreciation Fund employed a systematic, computer-driven model to objectively identify attractive stocks solely based on numerical measures of growth and value. Just prior to its reorganization with the Fund, the Capital Appreciation Fund had approximately $4.9 million in net assets invested in the common stocks of more than 180 companies, approximately two-thirds of which were included in the S&P 500 Index. Its historic performance closely followed that of the S&P 500 Index.

The following chart and table reflect the annual return and long-term performance of the Catholic Equity Fund, which includes the performance of the Capital Appreciation Fund for all periods prior to April 3, 2002. As with all investments, past performance is not a guarantee of future results. This is especially true when reviewing the past performance of the Capital Appreciation Fund in the context of the future performance of the Catholic Equity Fund, insofar as the Catholic Equity Fund's investment objective and its investment program and strategies are not precisely the same as those of the Capital Appreciation Fund. Nonetheless, this in-formation is relevant to depict the risks of investing in the Catholic Equity Fund by showing the variability in its predecessor fund's quarterly and annual returns.

The Capital Appreciation Fund offered only one Class of shares, which most closely corresponded to Class A shares of the Catholic Equity Fund. Because Class A shares have a different expense structure then Class C shares or Class I shares of the Catholic Equity Fund, the performance information presented in the following chart and table is not representative for those Classes of shares.

ANNUAL TOTAL RETURN: The following bar chart shows the calendar year total returns for Class A shares of the Catholic Equity Fund (including returns for the Capital Appreciation Fund for periods prior to April 3, 2002) during the complete calendar years for which it was in operation. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales charges, the returns would be less than those shown.

                         Date                    Percent
                         ----                    -------
                         2000                     -5.09%
                         2001                     -8.90%
                         2002                    -23.30%
                         2003                     27.12%

                        Best and Worst Quarterly Returns
                   Best Quarter:2nd Quarter of 2003,  15.19%
                  Worst Quarter:3rd Quarter of 2002, -17.56%

For its fiscal quarter ended December 31, 2003, the total return for Class A shares of the Fund was 11.69%.

AVERAGE ANNUAL TOTAL RETURN: The following table compares the average annual total returns of the Catholic Equity Fund with those of the S&P 500 Index, an unmanaged index comprised of 500 stocks representative of the stock market as a whole. Performance for Class A shares of the Fund reflects the maximum 4% front-end sales charge you would pay for the relevant period. Performance for Class C shares reflects the contingent deferred charge load you would pay upon redemption at the end of the period presented. The average annual total returns for the Fund and the index are calculated as of December 31, 2003.

                                                 One               Since
                                                 Year         Inception(1)<F1>
                                                 ----         ----------------
CLASS A SHARES:
  Return Before Taxes                           22.08%             -2.72%
  Return After Taxes on Distributions           21.82%             -2.90%
  Return After Taxes on Distributions
     and Redemptions of Fund Shares             14.35%             -2.37%

CLASS C SHARES (BEFORE TAXES)                   26.13%              0.09%

CLASS I SHARES (BEFORE TAXES)                   27.72%             -0.08%

S&P 500 INDEX                                   28.68%             -2.74%

(1)<F1> Class A shares were first available on May 3, 1999; Class C shares on April 9, 2002; and Class I shares on April 3, 2002. The S&P 500 Index return information is since May 3, 1999.

Fees and Expenses

GENERAL INFORMATION
-------------------

Fees and expenses are important considerations in choosing a mu-tual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling or exchanging shares.

Shareholder transaction expenses are charges you pay when you buy shares in the Fund, redeem (sell) shares by wire or exchange shares by telephone. In the case of purchases and exchanges, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the mutual fund. In the case of sales, shareholder transaction expenses reduce the amount of the sale proceeds returned to you.

Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted from a mutual fund's assets, and reduce its total return.

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES
(fees paid directly from your investment)

                                         Class A        Class C        Class I
                                          Shares         Shares         Shares
                                          ------         ------         ------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)            4.00%(1)         None           None
                                              <F2>

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends            None           None           None

Contingent Deferred Sales Charge
(Load) (as a percentage of original
purchase price or redemption
proceeds, whichever is less)               None         1.00%(2)         None
                                                             <F3>

Redemption Fees(3)<F4>                     None           None           None

Exchange Fee(4)<F5>                        None           None           None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                           0.50%          0.50%          0.50%

Distribution (12b-1) Fees                 0.25%          0.75%           None

Other Expenses                            1.69%          1.69%          1.69%
                                        -------        -------        -------
Total Fund Operating Expenses             2.44%          2.94%          2.19%
                                        -------        -------        -------
                                        -------        -------        -------
Expense Reimbursement(5)<F6>             (1.49)%        (1.74)%        (1.49)%
                                        -------        -------        -------
Net Expenses                              0.95%          1.20%          0.70%
                                        -------        -------        -------
                                        -------        -------        -------

(1)<F2> To determine if you qualify for a lower sales charge, see "How to Invest."
(2)<F3> The contingent deferred sales charge on Class C shares terminates one year after you purchase the shares.
(3)<F4>   The Fund charges $15.00 for each wire redemption.
(4)<F5>   The Fund charges $5.00 for each telephone exchange.
(5)<F6> The adviser has contractually committed, for the current fiscal year ending September 30, 2004, to reimburse The Catholic Equity Fund to the extent that "Annual Total Fund Operating Expenses" exceed 0.95% for Class A shares, 1.20% for Class C shares and 0.70% for Class I shares.

EXAMPLE
-------

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Expenses for Class C shares reflect the contingent deferred sales charge you would pay upon redemption at the end of the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year        3 Years       5 Years       10 Years
                            ------        -------       -------       --------
     Class A Shares         $493          $993          $1,519        $2,956
     Class C Shares         $222          $745          $1,394        $3,137
     Class I Shares         $72           $541          $1,038        $2,406

Additional Investment Practices
 and Risks

Passive Management

The Catholic Equity Fund is passively managed, meaning we try to match, as closely as possible, the performance of the S&P 500 Index by holding each stock found in the Index in roughly the same proportion as represented in the Index itself, subject to the application of the Fund's exclusionary abortion screen. For example, if 3% of the total market capitalization of the S&P 500 Index consisted of the common stock of a particular company, then the Fund generally would invest 3% of its assets in shares of common stock of that company. However, the Fund will not invest in the stocks of those companies included in the S&P 500 Index which directly participate in abortion. To reduce the performance tracking error between the Fund and the S&P 500 Index that will result from the Fund's exclusion of those stocks, the subadviser will use modeling techniques to quantify the tracking error and will rebalance the Fund's portfolio among the remaining Index stocks within the affected industry sector.

Passive management appeals to many investors for a number of reasons, including the following:

*  Its simplicity - it is a straightforward market matching strategy;

* Diversification - broad indices such as the S&P 500 Index cover a wide variety of companies and industries;

* Relative performance predictability - a passively managed fund is expected to move in the same direction - up or down - as its target index;

* Comparatively low cost - passively managed funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits; and

* Relatively low portfolio turnover rates (assuming the composition of the relevant index remains fairly stable), which reduces transaction costs (brokerage commissions, etc.) and capital gains.

The performance of a passively managed fund generally will trail the performance of the index it attempts to track. This is true because the mutual fund and its investors incur operating costs and transaction expenses that are not shared by an index. Also, investors in The Catholic Equity Fund pay a front-end sales charge for Class A shares at the time of purchase, and a contingent deferred sales charge on Class C shares if they redeem their shares within one year of their purchase. A sales charge reduces the total return on your mutual fund shares, as compared to a direct investment in stocks.

Additionally, when a mutual fund invests the cash proceeds it receives from investors in common stocks of companies included in an index, the mutual fund must pay brokerage commissions, which further reduces the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, giving rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and frequently rule 12b-1 service and distribution fees. These fees and expenses reduce the mutual funds total return as compared to the index it attempts to track, because no such costs affect the total return of the index.

Furthermore, because of liquidity needs and other constraints under which mutual funds operate, passively managed funds generally must retain some portion of their assets in cash or cash equivalents. This prevents them from investing 100% of their assets in the common stocks of the index at all times. The application of The Catholic Equity Fund's sanctity of life exclusionary screen will create further variations between the composition of the Fund's investment portfolio and that of the S&P 500 Index. These mismatches between passively managed funds and the indices that they attempt to track create further deviations between their relative performances. These variations are referred to as tracking error.

In order to reduce the tracking error between the performance of The Catholic Equity Fund and the S&P 500 Index that results from the Fund holding uncommitted cash from time to time, the subadviser may invest the uncommitted cash in shares of publicly traded closed end funds that hold a portfolio of stocks that replicates the S&P 500 Index, such as S&P Depository Receipts, or SPDRs, and/or in exchange traded index futures designed to mimic the performance of the S&P 500 Index. This practice, known as equitizing cash, facilitates the ability of the Fund to earn a return on its uncommitted cash which more closely tracks the return of the S&P 500 Index. Under no circumstances will the subadviser purchase the shares of a closed end fund if, immediately after doing so, more than 5% of the Fund's net assets would be invested in the shares of any one closed end fund or if more than 10% of the Fund's net assets would be invested in such closed end funds in the aggregate.

An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time the Fund enters into and terminates an index futures contract, the Fund may realize a gain or loss. Losses involving index futures contracts can sometimes be substantial, in part because a relatively small price movement in an index futures contract may result in an immediate and substantial loss or gain for the Fund. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. The Fund may not invest in futures contracts to the extent that doing so would require the Fund to commit more than 5% of its total assets for margin on futures contracts, or if more than 20% of the Fund's total assets would be committed to futures contracts.

There is a risk of an imperfect correlation between movements in prices of futures contracts on the S&P 500 Index and movements in the value of the S&P 500 Index itself. There is also a possibility that no liquid secondary market will exist for a futures contract that will enable the Fund to close a futures position prior to its maturity date. The Fund will seek to reduce this liquidity risk by entering into futures contracts on registered security exchanges with an active and liquid secondary market.

S&P 500 Index

The S&P 500 Index is an index compiled and maintained by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Index consists of 500 stocks chosen by S&P for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. While the S&P 500 Index has proven a good measure of large-cap stocks over time, you should bear in mind that it does not represent the entire U.S. stock market. Historically, the market has gone through cycles where large-cap stocks included in the S&P 500 Index have outperformed and under-performed the broader U.S. stock market. For example, in the mid-to-late 1990's, technology companies experienced rapid growth and comprised an increasing percentage of the S&P 500 Index, exceeding 25% of the Index at various times. The S&P 500 Index experienced significant volatility during this period, much of it attributable to the performance of these technology stocks. For these reasons, while we expect the Fund's performance will closely track that of the S&P 500 Index, you should not expect that the Fund's performance will track that of the broader U.S. equity markets at all times.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, implied or expressed, for the shareholders of The Catholic Equity Fund, or any member of the public regarding the advisability of investing in index or other passively managed funds generally, or in this Fund in particular, or the ability of The Catholic Equity Fund to track general stock market performance. S&P's only relationship to this Fund is the licensing of the S&P 500 Index which is determined, composed and calculated by S&P without regard to this Fund. For more information about the S&P 500 Index and the Fund's authority to use the Index, please see the section of the Statement of Additional Information captioned "Investment Techniques and Strategies - The Equity Fund - S&P 500 Index."

Implementation of the Responsible
Catholic Stewardship Principle
The Catholic Equity Fund

The Catholic Equity Fund employs two methods to achieve the goal of Responsible Catholic Stewardship:

* Human Dignity Advocacy Activities - trying to influence company practices to better reflect and promote the dignity of the human person.

* The Sanctity of Life Exclusionary Screen - avoiding investing in securities and obligations of companies and other issuers that directly participate in abortion.

The board of directors of CFI has adopted policies and procedures designed to implement these methods in the investment practices of The Catholic Equity Fund. These procedures delegate to the adviser the day-to-day implementation of these methods, subject to the oversight of CFI's board of directors as described below.

HUMAN DIGNITY ADVOCACY
----------------------

The Catholic Equity Fund engages in human dignity advocacy in several ways including, among others: informing all companies in the Fund's portfolio of the Fund's areas of general concerns; voting proxies in accordance with CFI's selected Catholic values; raising specific concerns by letter to selected companies; filing shareholder resolutions that aim to improve a company's conduct in respect to a particular issue; and engaging in direct dialogue with management of relevant companies. The Fund may undertake other advocacy activities as well, including encouraging its shareholders to communicate with companies on issues of concern, participating in or initiating proxy contests for the election of directors and the like, and conducting surveys pertaining to these Catholic values for response by companies in which the Fund invests.

To aid in identifying issues and companies that merit attention, CFI is a member of a non-profit organization of faith-based institutional investors, subscribes to a service that provides detailed analyses of issues coming before company shareholder meetings, subscribes to software that provides relevant information about companies, and utilizes the internet sites of other organizations that research and report on corporate behavior. A committee appointed by the board makes day-to-day decisions on implementing these procedures. The adviser reports at each quarterly board meeting on the prior quarter's human dignity advocacy activity and seeks the board's ratification and guidance as to future activities.

We cannot provide any assurance that our advocacy efforts will be successful in persuading companies to reform their offending practices. If a company fails to reform its practices as requested, the Fund will continue to own the company's stock as long as it remains in the S&P 500 Index and is not excluded by the sanctity of life exclusionary screen. The Fund is likely to continue its advocacy efforts in respect to such a company.

The adviser will pay all costs incurred in connection with these advocacy efforts.

SANCTITY OF LIFE EXCLUSIONARY SCREEN
------------------------------------

Officers of CFI and of the adviser decide whether a company should be excluded from the portfolio on the ground of directly participating in abortions. The Catholic Equity Fund's subadvisor assists in this process by using commercial screening software to screen all companies in the portfolio for their participation in abortion. The subadviser also screens each company that is added to the S&P 500(R) Index and that therefore is a candidate for inclusion in the Fund's portfolio. The Fund's officers and investment adviser report at each quarterly board meeting on any decisions made in the prior quarter and on the companies currently excluded and seeks the board's ratification and guidance.

If the officers of CFI and the adviser determine that a company participates directly in abortion, that company's securities will not be purchased for the Fund. If this determination is made after a company's securities already are owned by the Fund, the adviser will direct the subadviser promptly to arrange for the sale of those securities in an orderly fashion.

 Using Mutual Funds
 in an Investment Program

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing and liquidity. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have.

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include mutual funds in addition to one or more of The Catholic Funds.

Management

Adviser

Catholic Financial Services Corporation, a Wisconsin corporation organized in 1994, is the investment adviser and distributor for the Funds. As the adviser, CFSC makes the investment decisions for the Funds. As the distributor, CFSC sells the Funds' shares to investors.

The majority of the outstanding stock of CFSC is held by Catholic Knights Financial Services, Inc., which functions as an administrative holding company and is a wholly-owned subsidiary of Catholic Knights. Catholic Knights is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society. The remaining outstanding stock in CFSC is owned by Catholic Order of Foresters (a non-profit, non-stock Illinois fraternal benefit society), Catholic Knights of America (a non-profit, non-stock Missouri fraternal benefit society), and Catholic Union of Texas, The KJT (a Texas fraternal benefit society). All four fraternals were formed to unite Catholics and their families for social, religious, and benevolent purposes and for intellectual improvement and to provide quality financial products and fraternal benefits to their members. All of the stock in CFSC is owned by these four fraternal benefit insurance societies, hereafter referred to as the Catholic Fraternal Alliance.

The Catholic Fraternal Alliance provides ordinary and interest sensitive whole and universal life insurance, term insurance and a variety of fixed-return annuity products to individual Catholics in more than 30 states. As a group, the Catholic Fraternal Alliance rank in the top 15% of life insurers in the U.S. in terms of life insurance in force and total assets. The Catholic Fraternal Alliance has more than 235,000 members who belong to one of more than 740 local lodges throughout the United States. The Catholic Fraternal Alliance provides more than $9.0 million annually in charitable and benevolent funding, as well as related services to its members, their Catholic parishes and communities. The Catholic Fraternal Alliance has over $5 billion of life insurance in force and more than $1 billion of total assets under management.

Advisory Agreement

Pursuant to the terms of the advisory agreements, and subject to the supervision of the Funds' board of directors, the adviser and subadviser manage the investment and reinvestment of the Fund's assets, provide the Fund with personnel, facilities and administra-tive services, and supervise the Fund's daily business affairs. We formulate and implement a continuous investment program for the Fund consistent with its investment objective, policies and restrictions (including the selected Catholic values).

We provide office space as well as executive and other personnel to the Fund.
In addition to investment advisory fees, the Fund incurs the following expenses: legal, auditing and accounting expenses; directors' fees and expenses; insurance premiums; brokers' commissions; taxes and governmental fees; expenses of issuing and redeeming shares; organizational expenses; expenses of registering or qualifying shares for sale; postage and printing for reports and notices to shareholders; fees and disbursements of the Custodian and Transfer Agent; certain expenses with respect to membership fees of industry associations; and any extraordinary expenses, such as litigation expenses.

For providing the services listed above, the adviser receives an annual advisory fee at the rate of 0.50 of 1% of daily net assets for The Catholic Equity Fund. Out of this fee, the adviser pays the subadvisory fee applicable to the Fund.

Subadviser

We have engaged Mellon Equity Associates, LLP to serve as subadviser to the Fund. Mellon Equity Associates, LLP (Mellon) is an independently run, wholly owned subsidiary of Mellon Financial Corporation, organized as a limited liability partnership. The firm became a separate legal entity from the equity management group of the Mellon Bank trust department in January 1987, managing domestic equity accounts for U.S. tax-exempt clients. The equity management group has managed institutional, tax-exempt assets since 1947. The firm's proprietary investment process, developed by current principal officers of the firm, has been used to manage domestic equity accounts for U.S. tax-exempt clients since January 1983. Mellon manages nearly $23 billion in assets for approximately 140 clients. The principal address of Mellon is 500 Grant St., Suite 4200, Pittsburgh, Pennsylvania 15258.

Thomas J. Durante, a Chartered Financial Analyst, manages the Fund. Mr. Durante specializes in the management of indexed and enhanced-indexed equity products for Mellon. Before joining Mellon in 2000, Mr. Durante was a controller of funds at Dreyfus Corporation for over 18 years. He earned a Bachelor of Science degree in accounting from Fairfield University.

From its advisory fees, the adviser pays the subadviser a subadvisory fee for managing the assets of The Catholic Equity Fund at the annual rate of 12 basis points (0.12%) on the first $50 million of the Fund's average daily net assets, and 6 basis points (0.06%) of the Fund's average daily net assets in excess of $50 million.

How To Invest

General

You can buy shares in the Fund through a licensed registered representative, by mail or wire transfer. You buy shares at net asset value ("NAV") plus any sales charge that applies (the "public offering price" or "POP").

Three Classes of Shares

The Catholic Equity Fund offers three classes of shares; Class A shares, Class C shares and Class I shares. Each Class has its own sales charge, expense structure and minimum investment amounts, allowing you to choose the Class that best meets your situation.

When selecting a Class of shares, you should bear in mind that, if you are not an institution eligible to purchase Class I shares and you are making a large investment of $250,000 or more and you plan to hold your investment for more than five years, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower ongoing distribution fee than Class C shares. The combination of these two factors likely will mean that long-term purchases (5 years or more) of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class C shares. If you are purchasing $500,000 or more, then Class A shares definitely are preferable to Class C shares because there is no front-end sales charge on purchases of Class A shares in that amount.

The following table shows which classes of shares are available for what types of investors and for which Funds, and also highlights some of the differences between the three classes.

                            CLASS A           CLASS C          CLASS I
FEATURES OF CLASS           SHARES            SHARES           SHARES
-----------------           ------            ------           ------
Eligible investors          All retail        All retail       Institutional
                            investors who     investors who    investors(1)<F7>
                            purchase          purchase
                            through a         directly
                            broker            without the
                                              assistance of
                                              a broker or
                                              who pay a
                                              separate fee
                                              to a broker

Front-end sales charge      4.00%(2)<F8>      None             None

Contingent deferred         None              1.00% (which     None
sales charge                                  is eliminated
                                              after you own
                                              your shares
                                              for one year)

12b-1 Fee                   Twenty-five       Seventy-five     None
                            basis points      basis points
                            (0.25%)           (0.75%)

Minimum investment          $1,000(3)<F9>     $1,000           $10,000
amount

(1)<F7> Please refer to "Purchasing Class I Shares" below for a description of institutions that are eligible to purchase Class I shares.
(2)<F8> The front-end sales charge declines as the amount of your purchases increase (please refer to "Purchasing Class A Shares" below).
(3)<F9> These minimum investment amounts are reduced for certain types of purchasers. Please refer to "Purchasing Class A Shares" below.

PURCHASING CLASS A SHARES
-------------------------

FRONT-END SALES CHARGE. You may purchase Class A shares of the Catholic Equity Fund at NAV plus a maximum sales charge of 4.00% of the public offering price (or 4.17% of the NAV). We may reduce or waive sales charges on certain purchases of Class A shares of the Catholic Equity Fund.

The following chart shows the sales charge percentage for shares at different dollar level purchases.

                                           Maximum                     50%
                                           Sales                       Sales
                              Maximum      Charge        50%           Charge
                              Sales        as a %        Sales         as a %
                              Charge       of Net        Charge        of Net
                              as a %       Amount        as a %        Amount
                              of POP       Invested      of POP        Invested
                              ------       --------      ------        --------
Less than $25,000             4.00%        4.17%         2.00%         2.04%

$25,000 but less
than $50,000                  3.75%        3.90%         1.88%         1.91%

$50,000 but less
than $100,000                 3.00%        3.09%         1.50%         1.52%

$100,000 but less
than $250,000                 2.00%        2.04%         1.00%         1.01%

$250,000 but less
than $500,000                 1.00%        1.01%         0.50%         0.50%

$500,000 and up               0.00%        0.00%         0.00%         0.00%

REDUCING YOUR SALES
CHARGE ON CLASS A SHARES
------------------------

We may reduce your sales charges on purchases of shares under certain circumstances, described below. If you are eligible for one of these reductions, you must tell us or your Registered Representative at the time you purchase shares or you may not receive the reduction. The adviser, subadviser, transfer agent, fraternal benefit societies, their directors and employees (including sales representatives), persons employed by brokers owned by fraternal benefit societies or that sell shares of the Fund and persons licensed to receive commissions for sales of the Fund may not pay a sales charge on their purchases or on purchases made by family members residing with them. We reserve the right to stop or change these reductions at any time.

50% REDUCTION: Non-profit organizations, charitable trusts, endowments, branches and courts, pay only 50% of the normal sales charge so long as there is a meaningful Catholic affiliation. The reduction does not apply to retirement plan accounts.

RIGHT OF ACCUMULATION: You can combine all your Class A share purchases across accounts, including the purchases of your immediate family, when computing your current sales charge for Class A shares. Immediate family means your spouse and your children who are dependents for federal income tax purposes. Eligible Class A shares for combination in computing the sales charge include those contained in individual, joint tenant, gift/transfer to minor, trust and IRA accounts. Employer-sponsored plans can link the Class A shares in the plan for purposes of calculating a sales charge reduction. Right of Accumulation includes the value of all shares at the public offering price.

LETTER OF INTENT: If you expect to invest $25,000 or more of Class A shares during the next 13 months, you can reduce your sales charge by signing a Letter of Intent. A Letter of Intent permits you to pay the sales charge that would be applicable if you add up all Class A shares of the Catholic Equity Fund that you agree to buy within the 13-month period. You can include purchases in accounts you have linked for purposes of the Right of Accumulation, and you can backdate a Letter of Intent to include purchases made in the last 90 days. However, we do not recal-culate the sales charge on prior purchases. You do not have any obligation to buy additional shares. During the Letter of Intent period, we will escrow shares totaling 5% of the investment goal. If for some reason you do not fulfill the Letter of Intent within the 13-month period, we will sell escrowed shares to cover any additional sales charges due from you. You should sign only one Letter of Intent for all accounts combined under Right of Accumulation.

PURCHASES WITHOUT A SALES CHARGE: You may purchase Class A shares of the Fund at net asset value without a front-end sales charge if you pay for the shares with the proceeds from the redemption of shares of another mutual fund that is not affiliated with The Catholic Funds. In order to qualify for this net asset value purchase privilege, you must either have paid, within the past 12 months, a front-end sales charge when you purchased your shares of the unaffiliated fund, or you must have paid a back-end sales charge when you redeemed those shares. In addition, you must have redeemed the shares of the unaffiliated fund within 30 days of your purchase of Class A shares of the Fund. For this purpose, a redemption fee charged by the redeeming fund to discourage short-term trading will not be considered a back-end sales charge. In order to take advantage of this net asset value purchase privilege, you will need to complete a form that demonstrates your eligibility for the privilege. You may obtain the necessary form by writing or calling CFSC or from your dealer or other financial services firm that offers shares of the Fund.

MINIMUM PURCHASE AMOUNTS: The table below shows the minimum amounts that apply to your purchases of Class A shares of the Catholic Equity Fund.

MINIMUM PURCHASE AMOUNT
PER ACCOUNT PER TRANSACTION
                                             Initial             Additional
                                             Purchase*<F10>      Purchase
                                             --------------      ----------
Regular Account*                             $1,000              $50
IRA*                                         $250                $50
Automatic Investment Plan                    $50                 $25
UGMA or UTMA**<F11>                          $250                $50

*<F10>  Indicates purchases made by check or wire.
**<F11> Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). The custodial accounts provide a way to give money to a child and obtain tax benefits. Under current federal law an individual can give up to $11,000 a year per child without paying federal gift tax.

We may waive the minimum investment amount needed to open or add to an account.

PURCHASING CLASS C SHARES
OF THE CATHOLIC EQUITY FUND
---------------------------

GENERAL. You may purchase Class C shares of the Catholic Equity Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge if you redeem any of your Class C shares within one year after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. After you own your shares for one year, the contingent deferred sales charge terminates. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by The Catholic Equity Fund on your Class C shares.

To reduce your costs, when you redeem Class C shares in the Catholic Equity Fund, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those shares that you have held for more than one year or those shares that you purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs, and 403(b) plans, or to meet certain retirement plan requirements.

The minimum initial purchase amount for Class C shares in the Catholic Equity Fund is $1,000 for all purchasers, and is $50 for additional purchases of Class C shares. We may waive the minimum investment amount needed to open or add to an account.

PURCHASING CLASS I SHARES
OF THE CATHOLIC EQUITY FUND
---------------------------

Eligible institutions may purchase Class I shares of the Catholic Equity Fund. Institutions that are eligible to purchase Class I shares include any corporation, limited liability company, partnership or other company or business association, a church, parish, fraternal benefit society or other religious or fraternal organization or association, a trust or endowment fund and any other legal entity that is not a natural person or the alter ego of a natural person (e.g., sole proprietorship, IRA account, revocable trust of a grantor who is a natural person, etc.), provided such legal entity was not formed for the specific purpose of investing in the Fund. Class I shares have no front-end sales charge, no contingent deferred sales charge and no rule 12b-1 fee. The minimum initial purchase amount for Class I shares in the Catholic Equity Fund is $10,000, and for additional purchases of Class I shares is $1,000. We may waive the minimum investment amount needed to open or add to an account.

OPENING A NEW ACCOUNT
---------------------

You can open a new account through a licensed Registered Representative or directly by mail. A complete, signed application is required for new accounts. Also, you will need to fill out an application if after you open your account, you subsequently pur-chase shares of a Fund that was not selected in your initial application.

Your Registered Representative is ready to help you open a new account. If you do not know the name of your Registered Representative, please call The Catholic Funds toll-free at 1-877-846-2372.

TO OPEN YOUR ACCOUNT,
JUST FOLLOW THESE STEPS:

1. Please review this prospectus.

2. Please complete a Catholic Funds Application and New Account Form, which should be included with the prospectus, for every different account registration. For example, you need separate applications for an individual account in the Catholic Equity Fund and an IRA invested in the Catholic Equity Fund. If you don't com-plete the application properly, your purchase may be delayed or rejected.

3. Mail your completed application and check made payable to The Catholic Funds to:

   Regular Mail
   ------------
   THE CATHOLIC FUNDS, INC.
   P.O.  BOX 05710
   MILWAUKEE, WI 53205-5710

   Express Mail/Private Delivery
   -----------------------------
   THE CATHOLIC FUNDS, INC.
   1100 WEST WELLS STREET
   MILWAUKEE, WI 53233

ACCOUNTS FOR RETIREMENT SAVINGS
-------------------------------

Shareholders, their enterprises as well as Catholic organizations may establish their own individual or business retirement plans. These accounts may offer you tax advantages. You should consult with your legal and/or tax adviser before you establish a retirement plan.

A third-party maintenance fee may apply to some retirement accounts.We accept investments from the retirement plans listed below:

*  Traditional IRA (Individual Retirement Account);

*  "Rollover" IRA;

* Roth IRA (annual contributions are not tax deductible, but distributions may not be subject to income tax);

*  SEP-IRA (Simplified Employee Pension Plan);

*  SIMPLE-IRA (Savings Incentive Match Plan for Employees);

* Coverdell Education Savings Accounts [formerly known as Education IRA] - (annual contributions are not tax deductible, but distributions may not be subject to income tax);

* 403(b)(7) retirement plan account (legal restrictions apply to your ability to withdraw funds from this account); and

*  Qualified retirement plans.

We do not provide any prototype qualified retirement plans (i.e., pension, profit sharing and 401(k) plans), although these plans may invest in the Fund.

BUYING ADDITIONAL SHARES FOR YOUR ACCOUNT
-----------------------------------------

After you have opened an account with The Catholic Funds, you can make additional investments of $50 or more ($1,000 or more for Class I shares) to that account by mail, telephone or wire. Please put your name and your Catholic Funds account number on the face of all investment checks and make sure your checks are payable to "The Catholic Funds." Some retirement accounts, such as the 403(b)(7) Retirement Plan, may allow you to make investments only by deferring part of your salary.

Additional Purchases by Mail
Purchase orders should be sent to:

Regular Mail
------------
THE CATHOLIC FUNDS, INC.
C/O U.S. BANCORP FUND SERVICES, LLC
P.O.  BOX 701
MILWAUKEE, WI 53201-0701

Express Mail/Private Delivery
-----------------------------
THE CATHOLIC FUNDS, INC.
C/O U.S. BANCORP FUND SERVICES, LLC
THIRD FLOOR
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202-5207

Additional Purchases by Telephone

Before you can buy additional shares by telephone, you must have selected the Request for Telephone Purchase option on the application. Once you have selected this option, you can call shareholder services at 1-877-222-2402 and have money withdrawn from your bank checking or savings account to make your in-vestment. You pay the next price computed after the Funds have received your request for purchase. For example, if you telephone before 3:00 (CST), you will get that day's price.

Additional Purchases by Wire

If your bank is a member of or has a corresponding relationship with a member of the Federal Reserve System, you can buy shares of the Fund by wire transfer by following these steps:

  1. Call shareholder services at 1-877-222-2402 and provide the following information:

      * Your Catholic Equity Fund account registration;

      * The Class of shares you are purchasing;

      * Your address;

      * Your Social Security or tax identification number;

      * The dollar amount;

      * The name of the wiring bank; and

      * The name and the telephone number of the person at your bank we can contact about your purchase.

  We must receive your wire order before the closing of the NYSE (normally 3:00 p.m. Central Time) in order for you to receive that day's price.

  2.  Instruct your bank to use the following instructions when wiring funds:

      WIRE TO:    U.S. BANK, N.A.

      CREDIT:     U.S. BANCORP FUND SERVICES, LLC

      ACCOUNT:    112-952-137

      ROUTING
      NUMBER:     075000022

      FURTHER
      CREDIT:     (NAME OF FUND)
                  (SHAREHOLDER ACCOUNT NUMBER)
                  (SHAREHOLDER REGISTRATION)

Please call 1-877-222-2402 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

We are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Account Registration

How you register your account with the Funds can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your Catholic Funds application. Some account registrations may require additional documents.

Automatic Investment Plans

To make regular investing more convenient, you can open an automatic investment plan with an initial investment of $50 in either Class A or Class C shares, and a minimum of $25 per account per transaction after you start your plan. For Class I shares, you can open an automatic investment plan with an initial investment of at least $10,000 and a minimum of $500 per account per transaction after you start your plan. Using The Catholic Funds Automatic Investment Plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. When you "dollar cost average," you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are low. Your Registered Representative is ready to help you set up one of the following plans.

THE BANK DRAFT PLAN
-------------------

The Bank Draft Plan allows you to make regular investments in the Fund directly from your checking or savings account. The following rules and/or guidelines apply:

* You must open the account with a check for at least $50 for Class A or Class C shares and at least $10,000 for Class I shares or have an existing account;

* You can select up to two transaction dates per month (at least ten days apart). If you don't select the date(s), the money will automatically be withdrawn from your bank account on the 5th (and 15th) of the month;

* To start the plan or change your bank account, you must notify Shareholder Services in writing at least 13 business days prior to the transaction date. All bank account owners must sign the bank draft plan card;

* To stop or change the amount of your plan, you must notify Shareholder Services in writing or via telephone at 1-877-222-2402 at least (5) five business days prior to the transaction date; and

* Make sure you have enough money in your bank account to make the investment so you can avoid paying any possible fees from your bank or our transfer agent.

THE PAYROLL DEDUCTION
SAVINGS AND INVESTMENT PLAN
---------------------------

The payroll deduction savings and investment plan allows employees of participating companies to invest in the Fund through direct deduction from their paychecks or commission checks.

All payroll deductions for retirement plan accounts will be considered current year contributions unless we are notified in writing.

Payment

Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. We do not accept cash, traveler's checks or third party checks. If your check does not clear, we will cancel your purchase and hold you liable for any losses and any applicable fees, currently $25. When you buy shares by any type of check, electronic funds transfer or automatic investment purchase, you may not be able to redeem the shares you purchased for 12 days or until your check has cleared, whichever occurs first. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares purchased has been received by the transfer agent.

Anti-Money Laundering Program

The Catholic Funds and CFSC have established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control, and a complete and thorough review of all new opening account applications. The Catholic Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Selling Your Shares

General

You can redeem (sell) your shares on any business day. We redeem Class A and Class I shares at net asset value. We redeem Class C shares at net asset value, less the amount of any applicable contingent deferred sales charge.

If we receive your request in good order before the close of the New York Stock Exchange ("NYSE") (normally 3:00 p.m. Central Time) you will receive that day's price. If we receive your redemption request in good order after the close of the NYSE, or on a holiday, weekend or a day the NYSE is closed, we will process your trans-action at the closing price on the next business day. A redemption request is in good order when it contains all account owners' signatures (including signature guarantees when needed) the required information listed below, and any legally required additional information and documentation. You can sell shares by mail, telephone or wire.

BY MAIL
-------

Please include the following in your redemption request:

*  Name(s) of the account owner(s);

*  Account number(s);

*  Amount you want to receive or the number of shares you want to sell;

*  Tax withholding information, if required, for retirement accounts; and

*  Signatures of all account owners.

YOU MUST HAVE YOUR SIGNATURE GUARANTEED FOR WRITTEN SELL ORDERS IF:

1. You want to sell shares with a value of more than $25,000;

2. You want the proceeds sent to an address other than the one listed for your account; or

3. You want the check payable to someone other than the account owner(s).

You can usually obtain a signature guarantee at commercial banks, trust companies or broker-dealers. A SIGNATURE GUARANTEE IS NOT THE SAME AS A NOTARIZED SIGNATURE. Accounts held by a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan may require more documentation.

Regular Mail
------------
THE CATHOLIC FUNDS, INC.
C/O U.S. BANCORP FUND SERVICES, LLC
P.O.  BOX 701
MILWAUKEE, WI 53201-0701

Express Mail/Private Delivery
-----------------------------
THE CATHOLIC FUNDS, INC.
C/O U.S. BANCORP FUND SERVICES, LLC
THIRD FLOOR
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202-5207

BY TELEPHONE
------------

To make investing in the Fund more convenient, you may buy, sell or exchange shares by telephone. We have established reasonable procedures to protect against anyone who attempts to use the telephone service fraudulently. Please be aware, however, that The Catholic Funds, the custodian, the transfer agent or any of their employees will not be liable for losses suffered by you that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. Once you have made a telephone request you cannot cancel or modify it! During periods of extreme volume caused by dramatic economic or stock market changes, or when the telephone system is not fully functional, you may have difficulty reaching us by telephone and telephone transactions may be difficult to implement at those times. We reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

The following rules and/or guidelines for selling by telephone apply:

*  You must call shareholder services toll-free at 1-877-222-2402;

*  You must provide a form of personal identification to confirm your identity;

*  You can sell up to $25,000 worth of shares;

* The Catholic Funds will mail a check only to the person(s) named on the account registration and only to the address on the account;

*  Retirement plan accounts are not eligible;

* You can do only one telephone redemption within any 30-day period for each authorized account;

* Telephone redemptions are not available if the address on the account has been changed in the preceding 60 days; and

* If we receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time), you will receive that day's price.

BY WIRE
-------

The following rules and/or guidelines for selling by wire apply:

* You must give us written authorization, including the signatures of all the owners of the account, on The Catholic Funds Application or Account Change Form;

*  You can make a wire redemption for any amount;

*  You pay a $15.00 fee for each wire redemption;

* We must receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time) for you to receive that day's price; and

* Wire redemptions may not be available to you for all retirement plan accounts.

Systematic Withdrawal Plan

You can have money automatically withdrawn from your account(s) on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or pay a bill at regular intervals. The following rules and/or guidelines apply:

* You need a minimum of $5,000 ($50,000 for Class I shares) in your account to start the plan;

*  You must withdraw a minimum of $100 monthly;

* You can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your account on the 15th of the month;

* To start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;

* To stop or change your plan, you must notify us at least five business days prior to the next withdrawal; and

* Because of the front-end sales charge on Class A shares and the contingent deferred sales charge on Class C shares, you must consider carefully the costs of frequent investments in and withdrawals from your account.

Closing Small Accounts

All Catholic Funds account owners share the high cost of maintaining accounts with low balances. To reduce this cost, we reserve the right, subject to legal restrictions, if any, to close an account when, due to a redemption, its value is less than $1,000. This does not apply to retirement plan accounts, automatic investment plans or UGMA/ UTMA accounts. We will notify you in writing before closing any account, and you will have 30 days to add money to bring the balance up to $1,000.

Reinstatement Privilege for Class A Shares

You have 60 days after you sell Class A shares to reinvest the dollar amount you redeemed without having to pay another sales charge. You will pay the net asset value per Class A share on the day when you've made your reinstatement and not on the day when you sold your investment. The following rules apply:

*  You may use this privilege only once per account;

* You must send a written request and a check for the amount you wish to reinstate to the Fund's transfer agent;

*  The dollar amount you reinstate cannot exceed the dollar amount you sold;
   and

* The sale of your Class A shares may be a taxable event despite the reinstatement.

Other Share
and Shareholder Information

Distribution Fees

We have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Catholic Equity Fund to pay distribution fees for the sale and distribution of its shares and con-tinuing services to shareholder accounts.
The table below shows the rate of the Rule 12b-1 fee for each Class of shares of the Fund.

                                     Class          Class          Class
Name of Fund                        A Shares       C Shares       I Shares
------------                        --------       --------       --------
The Catholic
Equity Fund                        0.25 of 1%     0.75 of 1%        None

The twenty-five basis point fee paid on Class A shares is for ser-vices provided by the distributor to existing shareholders. This shareholder servicing fee is a reimbursement fee, meaning that it is paid only to the extent that the distributor demonstrates it has incurred expenses in servicing shareholders at least equal to the applicable fee. The seventy-five basis point 12b-1 fee paid on Class C shares is compensation for distribution services, meaning the dis-tributor is entitled to receive this fee regardless of whether its costs and expenses in distributing Class C shares of the Fund equal or exceed the fee.

Because these fees are paid on the Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Share Price Calculation

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share (plus any applicable front-end sales charge in the case of purchases and any contingent deferred sales charge in the case of redemptions) determined on the effective date of the purchase or redemption. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 3:00 p.m. Central Time. We do not calculate the net asset value for the Fund on the days when the NYSE is closed for trading. NAV EQUALS TOTAL ASSETS MINUS LIABILITIES DIVIDED BY NUMBER OF SHARES OUTSTANDING.

We value securities owned by the Fund at current market value. For securities with readily available market quotations, we use the quotations to price the security. If a security does not have a readily available quotation, we value the security as determined in good faith in accordance with guidance and policies established by the board of directors. The board of directors approves the use of pricing services to assist us in the determination of net asset values.

Dividends, Capital Gains and Taxes

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

The Catholic Equity Fund will distribute any net investment income annually and will distribute any net realized long or short-term capital gains at least annually. The Fund may also pay a special distribution to comply with federal tax requirements. You may choose to have your dividends and capital gain distributions automatically reinvested in shares of the Funds at net asset value without a sales charge or you may take them in cash.

If your account is a taxable account, you will pay tax on dividends and distributions from the Funds whether you receive them in cash or additional shares.

If you redeem the Fund's shares, any gain on the transaction may be subject to tax.

The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold.

Federal law requires us to withhold 31% of a shareholder's reportable payments (which include dividends, capital gain distributions and redemption proceeds) for those who have not properly certified that the Social Security or other taxpayer identification number they provided is correct and that he or she is not subject to backup withholding. We do not provide information on state and local tax consequences of owning shares in the Fund.

Reinvestment of Fund Distributions

Unless you request otherwise on your account application, we will reinvest all of your income dividends and/or capital gains distributions into additional shares of the same Class of the Fund. Shares that you purchase in this fashion will not be subject to either a front-end or a contingent deferred sales charge. You also can have your distributions paid in cash. When you receive a distribution you may have to pay taxes whether or not you re-invested them or had them paid out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends and other distributions.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds and their performance since inception. Information shown for The Catholic Equity Fund includes the operations of The Catholic Disciplined Capital Appreciation Fund for all periods prior to April 3, 2002, because it is deemed the survivor, for financial accounting purposes, of the April 2, 2002 consolidation of it and the other two then existing equity Funds of The Catholic Funds into The Catholic Equity Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the annual report. You may obtain an annual report free by calling toll-free 1-877-222-2402.

The Catholic Equity Fund - Class A Shares

                                                              For the Year Ended                               For the
                                                                 September 30,                                 Period Ended
                                     -------------------------------------------------------------------       September 30,
                                     2003(7)<F18>      2002(7)<F18>       2001(7)<F18>      2000(7)<F18>       1999(1)<F12>(7)<F18>
                                     ------------      ------------       ------------      ------------       --------------------

NET ASSET VALUE,
BEGINNING OF PERIOD                     $6.48              $8.43             $10.95             $9.69           $10.00
                                        -----              -----             ------            ------           ------

Net investment
  income (loss)                          0.04               0.06              (0.04)(5)<F16>    (0.03)(5)           --(6)<F17>
Net realized and unrealized
  gain (loss) on investments             1.49              (1.83)             (2.45)             1.31            (0.31)
                                        -----              -----             ------            ------           ------
      TOTAL FROM
      INVESTMENT
      OPERATIONS                         1.53              (1.77)             (2.49)             1.28            (0.31)
                                        -----              -----             ------            ------           ------

Distributions from
  net investment
  income                                (0.02)                --                 --                --               --
Distributions from
  net realized gain                        --              (0.18)             (0.03)            (0.02)              --
                                        -----              -----             ------            ------           ------
      TOTAL
      DISTRIBUTIONS                     (0.02)             (0.18)             (0.03)            (0.02)              --
                                        -----              -----             ------            ------           ------

NET ASSET VALUE,
END OF PERIOD                           $7.99              $6.48              $8.43            $10.95            $9.69
                                        -----              -----             ------            ------           ------
                                        -----              -----             ------            ------           ------

Total return(2)<F13>                   23.71%            -21.65%            -22.81%            13.16%           -3.10%(3)<F14>

SUPPLEMENTAL DATA AND RATIOS
.............................

Net assets,
  end of period                    $4,683,756         $2,865,775         $4,525,315        $4,671,129       $3,365,592

Ratio of expenses
  to average net assets:
     Before expense waivers
       and reimbursements(4)<F15>       2.44%              2.48%              3.05%             3.31%            4.83%
     After expense waivers
       and reimbursements(4)<F15>       0.95%              1.23%              1.75%             1.75%            1.75%

Ratio of net investment income
  (loss) to average net assets:
     Before expense waivers
       and reimbursements(4)<F15>     (0.66)%            (0.94)%            (1.75)%           (1.89)%          (3.11)%
     After expense waivers
       and reimbursements(4)<F15>       0.83%              0.31%            (0.45)%           (0.33)%          (0.03)%

Portfolio turnover rate                 9.46%(8)<F19>     31.23%             39.17%            28.78%            2.44%(3)<F14>

(1)<F12> Reflects operations for the period from May 3, 1999 (commencement of operations), to September 30, 1999.
(2)<F13>  Based on net asset value, which does not reflect the sales charge.
(3)<F14>  Not annualized.
(4)<F15>  Computed on an annualized basis.
(5)<F16> Per share net investment loss has been calculated prior to tax adjustments.
(6)<F17>  Less than one cent per share.
(7)<F18> Information for the periods ended September 30, 1999, 2000, 2001 and October 1, 2001 through April 2, 2002 reflect the operations of the Catholic Disciplined Capital Appreciation Fund. Information for the period April 3, 2002 through September 30, 2003 reflects the operations of the Catholic Equity Fund.
(8)<F19>  Portfolio turnover rate excludes purchases and sales from merger.

The Catholic Equity Fund - Class C Shares

                                                                              For the Year Ended
                                                                                 September 30,
                                                                         -----------------------------
                                                                         2003             2002(1)<F20>
                                                                         ----             ------------

Net Asset Value, Beginning of Period                                     $6.48               $8.92
                                                                         -----               -----

Net investment income                                                     0.04                0.01
Net realized and unrealized gain (loss) on investments                    1.48               (2.45)
                                                                         -----               -----
      TOTAL FROM INVESTMENT OPERATIONS                                    1.52               (2.44)
                                                                         -----               -----

Distributions from net investment income                                 (0.04)                 --
                                                                         -----               -----
      TOTAL DISTRIBUTIONS                                                (0.04)                 --
                                                                         -----               -----

NET ASSET VALUE, END OF PERIOD                                           $7.96               $6.48
                                                                         -----               -----
                                                                         -----               -----

Total return(2)<F21>                                                    23.69%             -27.47%(3)<F22>

RATIOS TO AVERAGE NET ASSETS
.............................

Net assets, end of period                                           $3,016,387              $3,432

Ratio of expenses to average net assets:
     Before expense waivers and reimbursements(4)<F23>                   2.94%               3.71%
     After expense waivers and reimbursements(4)<F23>                    1.20%               1.20%

Ratio of net investment income (loss) to average net assets:
     Before expense waivers and reimbursements(4)<F23>                 (1.16)%              (1.84%)
     After expense waivers and reimbursements(4)<F23>                    0.58%               0.67%

Portfolio turnover rate                                                  9.46%(5)<F24>      31.23%(3)<F22>

(1)<F20>  Reflects operations for the period from April 9, 2002
          (commencement of operations), to September 30, 2002.
(2)<F21> Based on net asset value, which does not reflect the contingent deferred sales charge.
(3)<F22>  Not annualized.
(4)<F23>  Computed on an annualized basis.
(5)<F24>  Portfolio turnover rate excludes purchases and sales from merger.

The Catholic Equity Fund - Class I Shares

                                                                             For the Year Ended
                                                                                September 30,
                                                                        -----------------------------
                                                                        2003             2002(1)<F25>
                                                                        ----             ------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $6.49               $9.02
                                                                        -----               -----

Net investment income                                                    0.07                0.02
Net realized and unrealized gain (loss) on investments                   1.49               (2.55)
                                                                        -----               -----
      TOTAL FROM INVESTMENT OPERATIONS                                   1.56               (2.53)
                                                                        -----               -----

Distributions from net investment income                                (0.05)                 --
                                                                        -----               -----
      TOTAL DISTRIBUTIONS                                               (0.05)                 --
                                                                        -----               -----

NET ASSET VALUE, END OF PERIOD                                          $8.00               $6.49
                                                                        -----               -----
                                                                        -----               -----

Total return                                                           24.19%             -28.05%(2)<F26>

RATIOS TO AVERAGE NET ASSETS
.............................

Net assets, end of period                                         $18,540,009          $9,831,101

Ratio of expenses to average net assets:
Before expense waivers and reimbursements(3)<F27>                       2.19%               2.55%
After expense waivers and reimbursements(3)<F27>                        0.70%               0.70%

Ratio of net investment income (loss) to average net assets:
Before expense waivers and reimbursements(3)<F27>                     (0.41)%              (0.82%)
After expense waivers and reimbursements(3)<F27>                        1.08%               1.03%

Portfolio turnover rate                                                 9.46%(4)<F28>      31.23%(2)<F26>

(1)<F25>  Reflects operations for the period from April 3, 2002
          (commencement of operations), to September 30, 2002.
(2)<F26>  Not annualized.
(3)<F27>  Computed on an annualized basis.
(4)<F28>  Portfolio turnover rate excludes purchases and sales from merger.

BOARD OF DIRECTORS
------------------
Daniel Steininger
Chairman of the Board

Thomas Bausch

J. Michael Borden

Daniel Doucette

Allan Lorge

Thomas Munninghoff

Conrad Sobczak

OFFICERS
--------
Theodore Zimmer
President

Allan Lorge
Vice President, Secretary
and Chief Financial Officer

Russell Kafka
Treasurer

INVESTMENT ADVISER
------------------
Catholic Financial Services Corporation
1100 West Wells Street
Milwaukee, WI  53233

INDEPENDENT ACCOUNTANTS
-----------------------
PricewaterhouseCoopers LLP

LEGAL COUNSEL
-------------
Quarles & Brady LLP

CUSTODIAN
---------
U.S. Bank, N.A.

TRANSFER AGENT
--------------
U.S. Bancorp Fund Services, LLC

SHAREHOLDER SERVICES
--------------------
The Catholic Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 710
Milwaukee, WI 53201-0701

SUBADVISER
----------
The Catholic Equity Fund
------------------------
Mellon Equity Associates, LLP
500 Grant St., Suite 4200
Pittsburgh, PA  15258

THE CATHOLIC
FRATERNAL ALLIANCE
------------------
Catholic Knights
Daniel Steininger, President
1100 West Wells Street
Milwaukee, WI 53233

Catholic Order of Foresters
David E. Huber, High Chief Range
355 Shuman Boulevard
PO Box 3012
Naperville, IL 60566-7012

Catholic Knights of America
John Kenawell, President
3525 Hampton Avenue
St. Louis, MO 63139-1980

Catholic Union of Texas (The KJT)
Elo J. Goerig, President
P.O. Box 297
LaGrange, TX  78945

For More Information

If you would like more information about The Catholic Funds, you may call Shareholder Services toll-free at 1-877-222-2402 to request a free copy of the Funds' Statement of Additional Information (SAI), Annual or Semi-Annual Reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The Catholic Equity Fund's Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be ob-tained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company File No.  811-09177

                 (CATHOLIC FINANCIAL SERVICES CORPORATION LOGO)
                        GIVING VOICE TO CATHOLIC VALUES

                  1100 West Wells Street o Milwaukee, WI 53233
                                 1-414-278-6550
                                  Member NASD
              The Catholic Funds are not available in all states.

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 14, 2004

                            THE CATHOLIC FUNDS, INC.
                             1100 WEST WELLS STREET
                              MILWAUKEE, WI 53233
                                 (877) 222-2402

                            THE CATHOLIC EQUITY FUND

     This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with The Catholic Funds, Inc.'s Prospectus dated January 14, 2004 for the fund named above. A Prospectus may be obtained at no charge by writing to the Funds at 1100 West Wells Street, Milwaukee, Wisconsin 53233 or by calling Shareholder Services at 1-877-222-2402 or on our website at http://www.catholicfunds.com.

     In this Statement of Additional Information, The Catholic Funds, Inc.   may
be referred to as CFI, and The Catholic Equity Fund may be referred to as the "Fund." Terms not otherwise defined have the same meaning as in the Prospectus.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

FUND HISTORY                                                                4

INVESTMENT TECHNIQUES AND STRATEGIES - THE CATHOLIC EQUITY FUND             4

INVESTMENT RESTRICTIONS - THE CATHOLIC EQUITY FUND                          8

MANAGEMENT                                                                 10

PERFORMANCE INFORMATION                                                    19

DETERMINATION OF NET ASSET VALUE PER SHARE                                 22

DISTRIBUTION OF SHARES                                                     24

DISTRIBUTION PLAN                                                          25

LETTERS OF INTENT                                                          27

REGULATED INVESTMENT COMPANY STATUS                                        27

DESCRIPTION OF SHARES                                                      29

PORTFOLIO TRANSACTIONS AND BROKERAGE                                       29

PAYMENTS "IN KIND"                                                         30

ACCOUNTING, FULFILLMENT, CUSTODIAN AND TRANSFER AGENT SERVICES             31

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS                                 31

FINANCIAL STATEMENTS                                                       32

FUND HISTORY

     CFI is a Maryland corporation registered as a series, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). CFI presently offers only one series, The Catholic Equity Fund. CFI was organized by Catholic Financial Services Corporation (CFSC) in 1998. All of the stock of CFSC, a Wisconsin corporation, is owned by a consortium of Catholic fraternal benefits insurance societies (the "Catholic Fraternal Alliance"). The majority of the stock of CFSC is held by Catholic Knights Financial Services, Inc., a wholly-owned subsidiary of Catholic Knights, which functions as an ad-ministrative holding company. Further information regarding the Catholic Fraternal Alliance is contained in the Prospectus under "Management." The Catholic Equity Fund commenced operations on April 3, 2002.

     CFI initially had three equity funds, namely The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund and The Catholic Disciplined Capital Appreciation Fund. Those Funds all commenced operations on May 3, 1999. On April 2, 2002, all three of those Funds were consolidated into The Catholic Equity Fund in tax free reorganizations. The Catholic Disciplined Capital Appreciation Fund was deemed the surviving fund for purposes of financial accounting and historic performance. Historic financial and performance information presented for The Catholic Equity Fund in this Statement of Addi-tional Information and in the Prospectus relates to The Catholic Disciplined Capital Appreciation Fund for all periods prior to April 3, 2002.

INVESTMENT TECHNIQUES AND STRATEGIES - THE CATHOLIC EQUITY FUND

     The investment objective and policies of The Catholic Equity Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objectives.

     REPURCHASE AGREEMENTS. The Catholic Equity Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities. In a repurchase transaction, a Fund acquires a security from, and simultaneously re-sells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities which must meet credit re-quirements set by the Board of Directors from time to time. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the pur-chase. Repurchase agreements are considered "loans" under the 1940 Act, col-lateralized by the underlying security. The Fund's repurchase agreements re-quire that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Adviser will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     Repurchase agreements have some risks. If the other party defaults on its obligation at a time when the value of the security has declined, the Fund may incur a loss. If the other party becomes insolvent a court may find that the underlying security is collateral for a loan by the Fund and the Fund may not have complete control over the collateral. It is also possible that the Fund may not be able to prove its interest in the underlying security and may be treated as an unsecured creditor. While the Adviser and Sub-adviser acknowledge these risks, they expect to control them.

     INDEX FUTURES CONTRACTS. As discussed in the Prospectus, The Catholic Equity Fund may invest in exchange traded futures contracts on the S&P 500 Index. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of those securities is made.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in the value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement be-tween the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market all of its open futures positions.

     While the Fund maintains an open futures position, it must maintain with its Custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). The Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

     Index futures contracts in which The Catholic Equity Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, same underlying index and same delivery date), or in cash. If an offsetting purchase price is less than the original sales price, the Fund would realize a capital gain, or if it is more, the Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs also would affect the amount of any gain or loss.

     There are several risks associated with the use of futures contracts in the manner proposed by The Catholic Equity Fund. A purchase or sale of a futures contract could result in losses in excess of the amount invested in the futures contract. There are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing an equitizing strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous days' settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position, and the Fund could be forced to continue to meet margin requirements until the position is closed.

     The Catholic Equity Fund will limit its futures strategies to equitizing uninvested cash held temporarily by the Fund from time to time. The Fund will only enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Fund will not enter into a futures contract if, immediately after the transaction, the initial margin deposits for futures contracts held by the Fund would exceed 5% of the Fund's total assets or if more than 20% of the Fund's total assets were committed to such contracts.

     TAXATION OF FUTURES. A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should The Catholic Equity Fund ever deliver securities under a futures contract (which is not expected to occur), the Fund would realize a capital gain or loss on those securities.

     For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. The Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

     S&P 500 INDEX. Standard & Poor's, a division of The McGraw-Hill Companies, Inc., compiles, calculates, maintains and owns rights in and to the S&P 500 Composite Stock Price Index and to the proprietary data therein contained. Standard & Poor's has licensed Catholic Financial Services Corporation to use, in connection with The Catholic Equity Fund, certain trademarks of Standard & Poor's, including "Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500." The Catholic Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to shareholders of The Catholic Equity Fund or any member of the public regarding the advisability of investing in securities generally or in The Catholic Equity Fund particularly or the ability of S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to Catholic Financial Services Corporation is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index which is determined, composed and calculated by Standard & Poor's without regard to Catholic Financial Services Corporation or The Catholic Equity Fund. Standard & Poor's has no obligation to take the needs of Catholic Financial Services Corporation or shareholders of The Catholic Equity Fund into consideration in determining, composing or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices at which shares of The Catholic Equity Fund are offered and sold, the timing of the issuance or sale of shares of The Catholic Equity Fund or the determination or calculation of the prices at which shares of The Catholic Equity Fund are redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of shares of The Catholic Equity Fund.

     STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CATHOLIC FINANCIAL SERVICES CORPORATION, SHAREHOLDERS OF THE CATHOLIC EQUITY FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S SHALL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR
CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT RESTRICTIONS - THE CATHOLIC EQUITY FUND

     The following are fundamental policies for The Catholic Equity Fund, meaning they cannot be changed without the vote of a "majority" of the outstanding voting securities of The Catholic Equity Fund. Such a "majority" vote is defined in the 1940 Act as the vote of the holders of the lesser of:
(i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. The Catholic Equity Fund may not:

      (1) Purchase securities on margin, make short sales or write or purchase put and call options, except for bona fide hedging purposes and to equitize cash as described in the Prospectus and this Statement of Additional Information and subject to the conditions and limitations described therein and herein;

      (2) Buy or sell commodities or commodity contracts, except that the Fund may invest in futures contracts as described in the Prospectus and this Statement of Additional Information;

      (3) Purchase securities of closed-end investment companies, except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company, and
          (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation;

      (4) Make loans to other persons, except that we reserve freedom of action, consistent with the Fund's other investment policies and restrictions and as described in the Prospectus and this Statement of Additional Information, to: (a) invest in debt obligations, including those that are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obliga-tions may be deemed the making of loans; and (b) enter into repurchase agreements;

      (5) Issue senior securities or borrow, except that we may borrow for the Fund in amounts not in excess of 10% of its net assets, taken at cur-rent value, and then only from banks as a temporary measure for ex-traordinary or emergency purposes (we will not borrow money for the Fund to increase income, but only to meet redemption requests that otherwise might require untimely dispositions of portfolio securities; interest paid on any such borrowing will reduce the Fund's net income);

      (6) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund, except as may be necessary in connection with and subject to the limits in re-striction (5), and except in connection with entering into futures contracts. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets;

      (7) Underwrite any issue of securities, except to the extent that we pur-chase securities directly from an issuer thereof in accord with the Fund's investment objectives and policies we may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities we may be deemed an underwriter for the Fund under federal securities laws;

      (8) Invest more than 25% of the Fund's total assets, taken at current value at the time of each investment, in securities of issuers whose principal business activities are in any single industry or issuer (except the U.S. government or any agency or instrumentality thereof);

      (9) Invest in oil, gas or mineral related programs or leases except as may be included in the definition of public utilities, although we may invest in securities of enterprises engaged in oil, gas or mineral exploration;

     (10) Invest in repurchase agreements maturing in more than seven days or in other securities with legal or contractual restrictions on resale if, as a result thereof, more than 10% of the Fund's net assets (taken at current value at the time of such investment) would be invested in such securities; or

     (11) Purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

     Non-Fundamental Investment Restrictions
     ---------------------------------------

     The following operating policies of The Catholic Equity Fund, together with the Fund's investment objective, are not fundamental policies and, as such, may be changed by a majority vote of the Board of Directors without shareholder approval. These additional restrictions provide that for The Catholic Equity Fund, we may not:

          (1) Purchase or sell real estate, or real estate limited partnership interests provided that we may invest in securities for the Fund secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          (2) Invest in any security if as a result the Fund would have more than 5% of its net assets invested in securities of companies which, together with any predecessors, have been in continuous operation for less than three years; or

          (3) Purchase securities or other investment companies, if the purchase would cause more than 10% of the value of the Fund's net assets to be invested in investment company securities provided that (a) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the Fund or more than 5% of the value of the Fund's net assets would be invested in such company; and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation acquisition or reorganization.

MANAGEMENT

     DIRECTORS AND OFFICERS. Under applicable law, the Board of Directors is responsible for management of CFI, and provides broad supervision over its affairs. Among other important duties, the Board of Directors selects advisers and sub-advisers to manage the day-to-day investments of The Catholic Equity Fund's assets and its other day-to-day operations. The Board of Directors annually reviews the investment advisory and sub-advisory agreements, and those agreements continue from year to year only subject to annual approval by the Board of Directors (including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of CFI or its investment adviser, distributor or any sub-adviser, such Directors being referred to herein as the "Independent Directors")). The Board also annually reviews the terms and operation of The Catholic Equity Fund's Rule 12b-1 Distribution Plan, and annual continuation of that Plan with respect to the Fund is subject to approval by the Board of Directors, including at least a majority of the Independent Directors. The Board (acting through its audit committee) also annually approves the selection of independent public accountants for The Catholic Equity Fund, and appoints officers to oversee the day-to-day operations of the Fund. In addition, the Board of Directors establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of CFI's business, including such things as the Catholic values followed by the Fund and the methods and means by which they are implemented, policies and procedures pursuant to which the Fund's securities are priced, a code of ethics governing personal securities trading by persons involved in the management of the Fund, and numerous other policies and procedures.

     The following table presents information about each Director and Officer of CFI, including biographical information about their business experience and information about their relationships with CFI and its affiliates.

                                                                                                 NUMBER OF
                                                 TERM OF OFFICE                                PORTFOLIOS IN          OTHER
                                 POSITION(S)      AND LENGTH OF     PRINCIPAL OCCUPATION(S)  COMPLEX OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE           HELD-WITH-CFI      TIME SERVED        DURING PAST 5 YEARS       BY DIRECTOR     HELD BY DIRECTOR
---------------------           -------------      -----------        -------------------       -----------     ----------------
INDEPENDENT DIRECTORS:

Thomas A. Bausch, PhD          Director       Indefinite, until   Professor of Management,           1        None
1100 W. Wells St.                             successor elected   Marquette University
Milwaukee, WI  53233                          Since 1999          since 1978.
Age: 65

J. Michael Borden              Director       Indefinite, until   Chief executive Officer            1        Trustee, Jefferson
1100 W. Wells St.                             successor elected   of HUFCOR (1978-present).                   Fund Group Mutual
Milwaukee, WI  53233                          Since 1999                                                      Funds
Age: 67

Daniel R. Doucette             Director       Indefinite, until   President and CEO                  1        None
1100 W. Wells St.                             successor elected   Milwaukee Insurance (1989
Milwaukee, WI  53233                          Since 1999          to present).
Age: 54

Conrad L. Sobczak              Director       Indefinite, until   Retired; President and             1        None
1100 W. Wells St.                             successor elected   CEO, Family Health
Milwaukee, WI  53233                          Since 1999          Systems (1987 to 1998).
Age: 65

INTERESTED DIRECTORS:

Daniel J. Steininger(1)<F29>   Director,      Indefinite, until   CEO - Catholic Knights             1        None
1100 W. Wells St.              Chairman of    successor elected   since 1981.
Milwaukee, WI  53233           the Board      Since 1999
Age: 58

Allan G. Lorge(1)<F29>         Director, Vice Indefinite, until   CFO-Catholic Knights               1        None
1100 W. Wells St.              President,     successor elected   since 1986.
Milwaukee, WI  53233           Secretary and  Since 1999
Age: 54                        Chief
                               Officer

Thomas J. Munninghoff(2)<F30>  Director       Indefinite, until   CPA Munninghoff, Lange             1        None
1100 W. Wells St.                             successor elected   and Co. (Accounting Firm)
Milwaukee, WI  53233                          Since 1999          since 1983.
Age: 56

OFFICERS:

Theodore F. Zimmer             President      One Year Term       General Counsel-Catholic          n/a       None
1100 W. Wells St.                             Subject to election Knights since 1997.
Milwaukee, WI  53233                          by until successor
Age: 63                                       is elected.
                                              Since 1999

Russell J. Kafka               Treasurer      One Year Term       Vice President -                  n/a       None
1100 W. Wells St.                             Subject to election Investments Catholic
Milwaukee, WI  53233                          by Board of         Knights since 1985.
Age: 59                                       Directors or until
                                              successor is
                                              elected.
                                              Since 1999

(1)<F29> Messrs. Steininger and Lorge are considered to be "interested persons" (as defined in the 1940 Act) of CFI by virtue of their positions with Catholic Knights and Catholic Financial Services Corporation.
(2)<F30> Mr. Munninghoff is considered to be an "interested person" (as defined in the 1940 Act) of CFI by virtue of the fact that he is a director of Catholic Order of Foresters, a shareholder of Catholic Financial Services Corporation.

     BOARD COMMITTEES. The standing committees of CFI's Board of Directors include an Audit Committee and a Governance and Contracts Committee. Mr.
J. Michael Borden chairs the Audit Committee, and Mr. Daniel R. Doucette and Mr. Conrad L. Sobczak serve as members of this Committee. Mr. Sobczak chairs the Governance and Contracts Committee on which Mr. Doucette and Mr. Thomas A. Bausch serve as members. Only Independent Directors are eligible to serve as members of these committees.

     At a meeting held on November 13, 2003, the Board adopted a written charter governing the Audit Committee. This charter establishes criteria for membership on the Committee, recites the mission and responsibilities of the Committee and sets forth procedures under which the Committee operates. Among other things, the Audit Committee annually selects independent public accountants for the Fund, approves any non-audit services to be provided by the independent public accountants and oversees the preparation of the Fund's financial statements. In this capacity, the Audit Committee meets at least annually with the independent public accountants to discuss with them any issues surrounding the preparation of the Fund's financial statements. The Audit Committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee held one meeting during the fiscal year ended September 30, 2003.

     At a meeting held on November 13, 2003, the Board also adopted a written charter to govern the Governance and Contracts Committee. This charter establishes membership criteria for the Committee, recites the purposes and responsibilities of the Committee and sets forth procedures under which the Committee operates. The primary functions of the Governance and Contracts Com-mittee are to study and make recommendations to the full Board regarding policies and procedures in the areas of corporate governance, including the nomination of candidates to serve as Independent Directors, and regarding the retention, continuation and termination of affiliated and unaffiliated service providers to CFI and the Fund, including advisers, subadvisers, custodians, transfer agents, administrators, distributors and selected dealers, fund accounting agents and the like. With respect to corporate governance matters, the Governance and Contracts Committee:

               O Considers and makes recommendations to the Board as to the proper size of the Board, the desired skills, abilities and degree of diversity of Board's members, and term limits and/or retirement age for Directors;

               O    Adopts   procedures   for   identifying,   recruiting    and
                    interviewing  qualified  candidates  for  the  position   of
                    Independent Directors;

               O Recommends to the Board individuals to be nominated for election as Independent Directors;

               O Reviews the continuing qualification of existing Directors, including review of and reporting to the Board on the continuing independence of the Independent Directors;

               O    Recommends to the Board appointments to Board committees;

               O Reviews and makes recommendations regarding the Rule 17j-1 Code of Ethics for CFI and the advisers and subadvisers of each series of CFI established from time to time and the Code of Ethics for CFI's chief executive officer and senior financial officers;

               O Reviews and makes recommendations regarding CFI's privacy policy; and

               O Performs such other functions as from time to time may be assigned by the Board.

     The Committee  plans to  develop and  adopt procedures  for receiving  from
shareholders  and  considering  nominations   for  Independent  Directors,   but
presently has no such procedures in place.

     The Governance and Contracts Committee also provides the Board with independent evaluations of the performance of the various service providers of CFI and the Fund in meeting their contractual obligations and the reasonableness of their fees in light of the scope and quality of the services they provide (assessed on the basis of prices available in the marketplace for similar services). In this regard, the Governance and Contracts Committee:

               O Periodically requests such information as it reasonably deems necessary to evaluate the terms of proposed new or amended or existing investment advisory and subadvisory agreements, and evaluates the information so furnished;

               O Periodically makes similar evaluations of any distribution agreements, distribution plans (Rule 12b-1 plans), shareholder servicing plans and similar plans and relationships dealing with the distribution of shares of each series of CFI established from time to time and/or maintaining shareholder relationships on a continuing basis;

               O Reviews the performance of the adviser, each subadviser, the distributor and their affiliates under their contracts with CFI; and

               O Recommends to the Board the continuing, modification or termination of the contracts.

     The Governance and Contracts Committee also is responsible for considering and making recommendations to the Board with respect to all matters where there may exist an actual or potential conflict between the interests of CFI's adviser, distributor, any subadviser or any of their affiliates on the one hand, and CFI or any series of CFI established from time to time on the other hand.

     Because the Governance and Contracts Committee was first formed in November, 2003, it did not meet during the fiscal year ended September 30, 2003.

     The charters of the Audit Committee and the Governance and Contracts Committee may be viewed on CFI's website at www.catholicfunds.com.

     DIRECTOR INVESTMENT IN  THE FUND.   The dollar range  of equity  securities
beneficially owned by each director in The Catholic Equity Fund as of November 30, 2003, valued as of that date, is shown in the following table.

                                 DOLLAR RANGE OF EQUITY SECURITIES IN
                                       THE CATHOLIC EQUITY FUND
                                 ------------------------------------
Thomas A.  Bausch, PhD                           None
J.  Michael Borden                               None
Daniel R.  Doucette                          $1 - $10,000
Conrad L.  Sobczak                        $10,000 - $50,000
Thomas Munninghoff                        $50,001 - $100,000
Dan Steininger                            $10,000 - $50,000
Allan Lorge                               $10,000 - $50,000

     As of December 31, 2003, no Independent Director nor any immediate family member of an Independent Director beneficially owned any securities of Catholic Financial Services Corporation, of the sub-adviser or of any person controlling, controlled by or under common control with either of them.

     DIRECTOR FEES. Fees and expenses of the four Independent Directors consist of an annual retainer in the amount of $500 and $250 per Board meeting attended. Additionally, Directors and Officers of CFI may purchase Class A shares of the Fund without a front-end sales change. The annual compensation paid by CFI to each of the Directors is set forth in the table below.

                             AGGREGATE         RETIREMENT           TOTAL
                            COMPENSATION        BENEFITS        COMPENSATION
                              FROM THE          FROM THE          FROM THE
                            FUND COMPLEX      FUND COMPLEX      FUND COMPLEX
                            ------------      ------------      ------------
Thomas A.  Bausch, PhD         $1,500             $-0-             $1,500
Director

J.  Michael Borden,            $1,500             $-0-             $1,500
Director

Daniel R.  Doucette,           $1,500             $-0-             $1,500
Director

Conrad L.  Sobczak,            $1,500             $-0-             $1,500
Director

Thomas Munninghoff(1)<F31>      $-0-              $-0-              $-0-
Director

Dan Steininger, Director        $-0-              $-0-              $-0-

Allan Lorge, Director           $-0-              $-0-              $-0-

(1)<F31> Pursuant to the terms of the investment advisory agreement, Catholic Financial Services Corporation pays Mr. Munninghoff director fees in amounts equal to those paid to the Independent Directors by CFI, and also reimburses him for out-of-pocket expenses he incurs to attend meetings.

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SECURITIES. As of November 30, 2003 the four fraternal benefit societies that own Catholic Financial Services Corporation owned the percentages of The Catholic Equity Fund shown in the following table. Also shown are Fund holdings of all officers and directors of CFI as a group. Except as reflected in the table, as of November 30, 2003, no person known to CFI beneficially owned in excess of 5% of the shares of The Catholic Equity Fund or of any class of the Fund, no person was known to beneficially own a greater percent of the total outstanding shares of the Fund than Catholic Knights and its affiliates, and no person was known to beneficially own a greater percent of the outstanding Class I shares of the Fund than Catholic Knights. Because of its significant ownership of shares of the Fund, many items requiring the approval of shareholders of the Fund or of holders of Class I shares of the Fund voting separately can be determined based exclusively on the manner in which Catholic Knights and its affiliates cast their votes, including such things as election of directors and approval of investment advisory and subadvisory agreements, distribution agreements and Rule 12b-1 distribution plans.

                                             THE CATHOLIC EQUITY FUND
                                              PERCENT OF OUTSTANDING
                                            SHARES BENEFICIALLY OWNED
                                    ----------------------------------------

                                    CLASS A    Class C     Class I     Total
                                    -------    -------     -------     -----
Catholic Knights                       --         --       53.1%       38.6%
1100 W. Wells St.
Milwaukee, WI 53233-2332

Catholic Order of Foresters            --         --       10.0%        7.3%
Attn: Greg Temple
355 Shuman Blvd.
Naperville, IL 60563-8494

Marshall & Ilsley Trust Co.            --         --        9.5%        6.9%
FBO Catholic Knights Home
Office Employees Pension Plan
Trust #910209006
1000 N. Water St., Fl 14
Milwaukee, WI  53202-6648

M&I Trust FBO Catholic Knights         --         --        5.1%        3.7%
Agent Pension Plan
P.O. Box 2977
Milwaukee, WI  53201-2977

OTHER ENTITIES

St. Francis Seminary                   --         --        7.6%        5.5%
3259 S. Lake Dr.
Milwaukee, WI  53235-3702

US Bank NA as Custodian for            --        7.4%         --        0.8%
Richard G. Bloomfield IRA
Rollover
1811 Superior Blvd.
Wyandotta, MI  48192-4822

Branch Banking and Trust             24.2%        --          --        4.0%
Shareholder Omnibus Account
300 E. Wendover Ave.
Suite 100
Greensboro, NC 27401-1221

Officers and Directors of CFI (as     1.0%        --          --          *<F32>
a group - nine persons)**<F33>

 *<F32>   Less than 1.0%.
**<F33> No Officer or Director owned individually more than 1% of the outstanding shares of The Catholic Equity Fund.

     As reflected in the Director and Officer biographical table included at the beginning of this section captioned "Management - Directors and Officers," certain officers of CFSC also serve as officers of Catholic Knights and other of its affiliates. Likewise, some individual officers of Mellon Equity Associates also are officers of Mellon Bank, N.A. and other of its affiliates, and/or serve as portfolio managers for The Dreyfus Corporation and provide investment advisory services in those capacities.

     MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS. No Independent Director of CFI or any immediate family member of an Independent Director has had, during the two most recently completed calendar years, a direct or indirect interest in CFSC or Mellon Equity Associates, LLP ("Mellon"), the subadviser for The Catholic Equity Fund, or in any person directly or indirectly controlling, controlled by or under common control with CFSC or Mellon exceeding $60,000. In addition, no Independent Director of CFI or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transac-tions in which the amount involved exceeds $60,000 and to which one of the par-ties was CFI, an officer of CFI, an investment company or an officer of any investment company having CFSC or Mellon as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with CFSC or Mellon (a "Associated Person"). No Independent Director of CFI or a member of the immediate family of an Independent Director has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $60,000 and which in-volved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

     CODES OF ETHICS. Rule 17j-1 under Section 17(j) of the Investment Company Act of 1940 makes it illegal for any Associated Person, who has knowledge of portfolio securities trades that The Catholic Equity Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect against such conduct, CFI, CFSC and Mellon have adopted Codes of Ethics in accordance with requirements established under Rule 17j-1 of the Investment Company Act of 1940. The Codes of Ethics do not prohibit Associated Persons who have knowledge of the Fund's portfolio securities trades from investing in the same securities; however, the Codes of Ethics established timeframes, prior approval procedures and reporting requirements designed to assure that Associated Persons who have such knowledge cannot use that information in a manner which is detrimental to the Fund's shareholders and/or which benefits the Associated Person who acquires that knowledge.

     PROXY VOTING POLICY. CFI has adopted policies with respect to voting of portfolio securities on matters submitted to a vote of persons holding those securities. These proxy voting policies establish guidelines and procedures to be used by CFI and CFSC in determining how to vote portfolio securities held by The Catholic Equity Fund. A copy of CFI's proxy voting policy is attached as Appendix A to this Statement of Additional Information.
----------

     THE INVESTMENT ADVISERS. The Catholic Equity Fund is managed by CFSC pur-suant to an Investment Advisory Agreement. Mellon Equity Associates, LLP has been engaged as sub-adviser to manage the assets of The Catholic Equity Fund. Basic information about CFSC and the Advisory Agreement and about Mellon Equity Associates is set forth in the Prospectus under "Management."

     The Advisory Agreement requires CFSC, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and super-vise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Adviser under the Investment Advisory
Agreement,  the  Sub-Adviser  under  the  Sub-Advisory  Agreement,  or  by   the
Distributor under the Distribution Agreement are paid by the Fund.

     The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for obligations and duties under the Sub-Advisory Agreement, the Sub-Adviser is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder.

     For the period from April 3, 2002 through September 30, 2002 and for the fiscal year ended September 30, 2003 the adviser received a total of $37,346 and $93,402 respectively, in advisory fees from The Catholic Equity Fund. Out of these fees, the adviser paid the sub-adviser a total of $8,963 and $22,416, respectively.

     At a meeting held on April 29, 2003, the Board of Directors, including all of the Independent Directors, approved the continuation of the Advisory Agreement with CFSC. In approving this matter, the Board of Directors considered the following factors, among others:

          o    The scope and quality of services provided by CFSC.

          o    The  special  expertise  and  experience  of  CFSC  in   managing
               investment portfolios under social values and screens, and CFSC's particular experience in implementing CFI's Catholic values.

          o The benefits to CFSC and its affiliates that potentially could be obtained as a result of its management agreement with respect to The Catholic Equity Fund, apart from cash compensation, including the possible sale of insurance and other products to investors in The Catholic Equity Fund and a possible increase in its membership base.

          o The management fees paid to CFSC as compared to traditional S&P 500 Index funds, including CFSC's commitment to reimburse ex-penses and waive fees as necessary to limit the Fund's annual operating expenses for Class A, Class C and Class I shares to 0.95%, 1.20% and 0.70%, respectively, of average daily net assets for the fiscal year ending September 30, 2004.

PERFORMANCE INFORMATION

TOTAL RETURN

     From time to time the Fund may advertise its "total return." "Total return" of the Fund refers to the annual average return for 1, 5, and 10-year periods (or the portion thereof during which the Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.

     Performance information should be considered in light of the Fund's invest-ment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

     Average annual total return is computed by finding the average annual com-pounded rates of return over the 1, 5, and 10-year periods (or the portion thereof during which the Fund has been in existence) ended on the date of the Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV

     Where

     P    =    a hypothetical initial payment of $1,000
     T    =    average annual total return
     n    =    number of years
    ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Fund. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

     The table below  shows the average  annual total returns  for The  Catholic
Equity Fund (which includes its predecessor in interest, The Catholic Disciplined Capital Fund, for periods prior to April 3, 2002) for the periods indicated.

                                                                From
                                                            Commencement
                                  1 Year Ended        of Operations(1)<F34> to
Fund                           September 30, 2003        September 30, 2003
----                           ------------------        ------------------

The Catholic Equity Fund -          18.76%                     -5.28%
Class A Shares

The Catholic Equity Fund -          22.69%                     -7.09%
Class C Shares

The Catholic Equity Fund -          24.19%                     -7.26%
Class I Shares

(1)<F34> May 3, 1999 for The Catholic Equity Fund - Class A shares; April 9, 2002 for The Catholic Equity Fund - Class C shares; and April 3, 2002 for The Catholic Equity Fund - Class I shares.

Average Annual Total Return After Taxes on Distributions - The Catholic Equity
------------------------------------------------------------------------------
Fund
----

     The Catholic Equity Fund's average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                P(1 + T)n = ATVD

     Where:
     P =       a hypothetical initial payment of $1,000.
     T =       average annual total return (after taxes on distributions).
     n =       number of years.
     ATVD =    ending value of a hypothetical $1,000 payment made at the begin-
               ning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions.

     If The Catholic Equity Fund advertises its total return for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations, the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

     The table below shows the average annual total return, after taxes on distributions, for The Catholic Equity Fund (which includes its predecessor in interest, The Catholic Disciplined Capital Fund, for periods prior to April 3,
2002) for the periods indicated.

                                                               FROM
                                                           COMMENCEMENT
                                                         OF OPERATIONS ON
                                 1 YEAR ENDED           MAY 3, 1999 THROUGH
FUND                          SEPTEMBER 30, 2003        SEPTEMBER 30, 2003
----                          ------------------        ------------------
The Catholic Equity Fund -          24.40%                    11.63%
Class A shares

Average Annual Total Return After Taxes on Distributions and Redemption _ The
-----------------------------------------------------------------------------
Catholic Equity Fund
--------------------

     The Catholic Equity Fund's average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                               P(1 + T)n = ATVDR

     Where:
     P =       a hypothetical initial payment of $1,000.
     T =       average annual total return (after taxes on distributions and re-
               demption).
     n =       number of years.
     ATVDR =   ending value of a hypothetical $1,000 payment made at the begin-
               ning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

     If The Catholic Equity Fund advertises its total return for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations, the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

     The table below shows the average annual total return, after taxes on distributions and redemptions, for The Catholic Equity Fund (which includes its predecessor in interest, The Catholic Disciplined Capital Fund, for periods prior to April 3, 2002) for the periods indicated.

                                                                FROM
                                                            COMMENCEMENT
                                    1 YEAR ENDED            OF OPERATIONS
FUND                             SEPTEMBER 30, 2003     TO SEPTEMBER 30, 2003
----                             ------------------     ---------------------
The Catholic Equity Fund -             15.86%                  10.70%
Class A shares

     The Catholic Equity Fund will compare its performance to that of the S&P 500 Index and from time to time may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper Analytical Services, Inc., Morningstar, Inc., FORBES, FORTUNE, MONEY, BUSINESS WEEK, VALUE LINE, INC. AND THE WALL STREET JOURNAL. These rating services and magazines rank the performance of the Fund against all funds over specified periods and in specified categories.

DETERMINATION OF NET ASSET VALUE PER SHARE

     The Catholic Equity Fund's shares are sold at their next determined net asset value per share, plus any applicable sales charge. The Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities a Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

Class A Shares
--------------

     The Catholic Equity Fund offers Class A shares. Any retail investor may purchase Class A shares. The public offering price of Class A shares is the net asset value plus a maximum front-end sales charge equal to a percentage of the offering price. The maximum front-end sales charge is 4.00% of the offering price (4.17% of the NAV).

     The front-end sales charge on Class A shares of The Catholic Equity Fund may be reduced or waived on certain purchases or under certain circumstances. If you are eligible for a reduction, you must notify us or your Registered Representative at the time you purchase shares. See "How to Invest - Reducing Your Sales Charge on Class A Shares" in the Prospectus.

Class C Shares
--------------

     Any retail investor may purchase Class C shares of The Catholic Equity Fund. Class C shares have no front-end sales charge. However, Class C shares carry a 1% contingent deferred sales charge for one-year after the date of purchase. In addition, there is a minimum investment amount of $1,000 for Class C shares. See "How to Invest - Purchasing Class C Shares of The Catholic Equity Fund" in the Prospectus.

Class I Shares
--------------

     Eligible institutions may purchase Class I shares of The Catholic Equity Fund. Class I shares have no front-end sales charge and no contingent deferred sales charge. The minimum initial purchase for Class I shares in The Catholic Equity Fund is $10,000. Additional purchases of Class I shares must be for at least $1,000. The minimum purchase amount necessary to open or add to an account may be waived. For a description of institutions that qualify to purchase Class I shares, and for other information about purchasing Class I shares, please refer to the section of the Prospectus captioned "How to Invest - Purchasing Class I Shares of The Catholic Equity Fund."

     The next determined net asset value per share will be calculated as of the close of regular trading on the New York Stock Exchange at least once every weekday, Monday through Friday, except on (i) customary national business holidays which result in the closing of the New York Stock Exchange which are New Year's Day, Martin Luther King, Jr., Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas;
(ii) days when no security is tendered for redemption and no customer order is received; or (iii) days when changes in the value of the investment company's portfolio securities do not affect the current net asset value of the Fund's redeemable securities. Equity portfolio securities traded in the NASDAQ National Market System for which the last sale price on the day of valuation is available from NASDAQ and falls within the range of the latest bid and ask quotations is valued at that price. If the last quoted sales price of a NASDAQ National Market System equity security falls below that range, then it is valued at the latest bid quotation, and, if it falls above that range, then it is valued at the latest ask quotation. Equity portfolio securities which are traded on other national stock exchanges are valued at the last sale price at the close of the exchange or, lacking any sales, at the latest bid price. All other equity securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

     Securities and other assets for which quotations are not readily available will be valued at their fair market value as determined by the Board of Directors.

DISTRIBUTION OF SHARES
----------------------

     CFSC, the Fund's investment Adviser, also acts as Distributor of the shares of The Catholic Equity Fund. CFSC has agreed to use its "best-efforts" to distribute the Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Fund is renewable annually by the vote of the directors at a meeting called for such purpose and may be terminated upon 30 days' written notice by either party. Under the Agreement, CFSC will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Fund and used by CFSC in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by CFSC in connection with the offering of the shares.

     The Prospectus identifies a number of groups that do not pay a front-end sales charge on their purchase of Class A shares of The Catholic Equity Fund (refer to the section of the Prospectus captioned "How to Invest - Purchasing Class A shares - Reducing Your Sales Charge on Class A Shares"). Catholic organizations pay only 50% of the sales charge.

     For the period from April 3, 2002 through September 30, 2002 and for the year ended September 30, 2003, CSFC earned commissions on sales of Class A shares of The Catholic Equity Fund of $9,516 and $13,486, respectively. CFSC received no commissions from contingent deferred sales charges for Class C shares during either period.

     Brokers who enter into a selling agreement with CFSC for the sale of Fund shares receive a reallowance from CSFC out of the front-end sales charge it receives on sales of Class A shares of The Catholic Equity Fund. The reallowance is equal to the percentages of the offering price of such shares reflected in the following table.

SIZE OF INVESTMENT                      DEALER REALLOWANCE
------------------                      ------------------
Less than $25,000                              3.50%
$25,000 but less than $50,000                  3.25%
$50,000 but less than $100,000                 2.50%
$100,000 but less than $250,000                1.50%
$250,000 but less than $500,000                0.50%
$500,000 or more                               0.00%

     CFSC may pay a commission, out of its own funds, to its own registered representatives and/or to brokers participating in the distribution of Class A shares of The Catholic Equity Fund in an amount of up to 0.35 of 1% on sales of Class A shares in excess of $500,000. Because any such commission or reallowance is paid by CSFC out of its own funds, it will not reduce the amount of your investment in the Fund.

     In addition, CFSC may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. CFSC may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to participating dealers. CFSC's sales representatives may not qualify to participate in some of these incentive compensation programs, and CFSC may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. CFSC also may from time to time pay an additional concession to a participating dealer which employs a registered representative who sells, during a specified period, a minimum dollar amount of shares, or may pay an additional concession to participating dealers on such terms and conditions as CFSC determines. In no event will such additional concession paid by CFSC to a participating dealer exceed the difference between the sales charge and the selected dealer reallowance in respect of shares sold by the qualifying registered representative of that dealer. Participating dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

     CSFC may pay out of its own funds a commission to its own registered representatives or to brokers who assist in the sale of Class C and Class I shares of The Catholic Equity Fund of up to 0.50 of 1% of the amount invested for Class C shares and up to 0.35 of 1% of the amount invested for Class I shares. Because any such commission is paid by CFSC out of its funds, it will not reduce the amount of your investment in the Fund.

DISTRIBUTION PLAN
-----------------

     The Catholic Equity Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act. Under the Plan, the Adviser provides the Directors after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

     The Plan may be terminated by vote of a majority of the Independent Directors who are not interested persons, or by vote of the majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as a Distribution Plan is in effect, the selection or nomination of the Independent Directors is committed to the discretion of the Independent Directors.

     The Distribution Plan may be terminated by the Adviser at any time on 60 days' written notice without payment of any penalty by the Adviser, or by vote of a majority of the outstanding voting securities of the Fund or of a majority of the Independent Directors without payment of any penalty by the Fund.

     The Plan will continue in effect for successive one-year periods, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Independent Directors. The last renewal occurred on January 28, 2003.

Class A Shares
--------------

     The maximum amount of fees payable under the Distribution Plan during any year with respect to Class A shares of The Catholic Equity Fund is twenty-five basis points or (0.25 of 1%) of the average daily net assets of the Fund which are attributable to its Class A shares.

Class C Shares
--------------
     The fee payable under the Distribution Plan during any year with respect to Class C shares of The Catholic Equity Fund is seventy-five basis points (or 0.75 of 1%) of the average daily net assets of the Fund which are attributable to its Class C shares. This fee is compensatory in nature, meaning The Catholic Equity Fund pays that amount to the Distributor regardless of the level of distribution expenses and shareholder servicing costs that the Distributor incurs with respect to the Class C shares.

Class I Shares
--------------
     Class I shares have no fees payable under the Distribution Plan.

12b-1 Fees Paid By The Catholic Equity Fund
-------------------------------------------
     The table below shows 12b-1 fees received by CFSC from The Catholic Equity Fund, and also shows how CFSC used those fees for the period from April 3, 2002 (commencement of operations) through September 30, 2002 and for the fiscal year ended September 30, 2003.


                                     FOR THE PERIOD FROM APRIL 3, 2002           FOR THE FISCAL YEAR ENDED
                                         THROUGH SEPTEMBER 30, 2002                  SEPTEMBER 30, 2003
                                         --------------------------                  ------------------
                                   CLASS A SHARES       CLASS C SHARES       CLASS A SHARES      Class C Shares
                                   --------------       --------------       --------------      --------------
Total 12b-1 Fees(1)<F35>               $11,270               --                  $9,074               $8,189

Paid to selling brokers                     --              N/A                      --                  N/A

Paid to CFSC sales personnel            $2,737              N/A                  $6,707                  N/A

Paid by CFSC for:
  Advertising  and   Sales   Lit-      $48,970               --                 $27,574              $27,574
  erature

  Printing and  Mailing  of  Pro-       $8,846               --                    $820                 $820
  spectus and Semi-Annual Reports
  to    Other     Than    Current
  Shareholders

(1)<F35> As the table demonstrates, reimbursable expenses incurred and paid by CFSC for distribution and shareholder servicing on Class A shares exceeded the 12b-1 fees paid by the Fund. CFSC bore the excess out of its own resources.

LETTERS OF INTENT

     A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase shares of the Fund during a 13-month period (the "Letter of Intent period") which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of the Fund, will equal or exceed the amount specified in the Letter. For this purpose, the purchaser may aggregate all classes of shares that he or she holds. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of The Catholic Equity Fund that apply under the Right of Accumulation to current purchases of shares. Each purchase under the Letter will be made at the public offering price applicable to a single lump- sum purchase of shares in the intended purchase amount. In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor will pay the additional amount of sales charge applicable to such purchases. Shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent.

REGULATED INVESTMENT COMPANY STATUS

     As a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), the Fund is not subject to Federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as capital gains from property held for more than one year will be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes. To qualify as a RIC, the Code requires that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government Securities, the securities of other regulated investment companies, and other securities, with such securities of any one is-suer limited for the purposes of this calculation to an amount not greater than 5% of the value of Fund's total assets and 10% of the outstanding voting securities of any one issuer, and (ii) not more than 25% of the value of the Fund's total assets be invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or related trades or businesses.

     The Fund seeks to qualify for treatment as a RIC under the Code. Provided that the Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund's net investment income and the Fund's net realized long and short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, the Fund generally must distribute annually at least 98% of its income, including its net long-term capital gains as calculated on a calendar year basis as defined by the Code. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test").

     In the event of a failure by the Fund to qualify as a RIC, the Fund would be subject to Federal income taxes on its taxable income and the Fund's distributions, to the extent that such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC.

     If the Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to qualify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to qualify as a RIC. A similar rule may apply if the Fund initially qualifies as a RIC, then fails to qualify for more than one taxable year, and subsequently requalifies as a RIC.

     If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

DESCRIPTION OF SHARES

     In the interest of economy and convenience, certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by U.S. Bancorp Fund Services, LLC (the "Agent"), Milwaukee, Wisconsin. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

     Shareholders have the right to vote on the election of Directors at each meeting of shareholders at which Directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of CFI. CFI's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contacts. Shareholders of each series of a series company, such as CFI, vote together with each share of each series of the company on mat-ters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advi-sory Agreement), separate votes by series are required. The same rules govern the separate or joint voting of Classes of shares within a series.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Investment Advisory Agreements and the Sub-Advisory Agreement (referred to hereinafter in this section as the "Advisory Agreements"), the Adviser and Sub-Adviser (hereinafter referred to in this section as the "Advisers") have the authority to direct the placement of orders for the purchase and sale of the Funds' portfolio securities.

     The cost of securities transactions for the Fund will consist primarily of brokerage commissions or dealer or underwriter spreads.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sellers who make a market in the securities will be dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, the Advisers seek the best combination of price and execution.

     In determining which brokers provide best execution, the Advisers look primarily to the stock price quoted by the broker, and normally places orders with the broker through which the most favorable price can be obtained. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to the Fund, the Advisers will consider all factors they deem relevant, including the breadth or the market in the security, the price of the security, the financial condi-tion and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Although it is expected that sales of shares of the Fund will be made only by the Distributor, the Adviser may in the future consider the willingness of particular brokers to sell shares of the Fund as a factor in the selection of brokers for the Fund's portfolio transactions, subject to the overall best price and execution standard.

     Assuming equal execution capabilities, other factors may be taken into account in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. The Advisers may consider "brokerage and research services" (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Funds' net asset values, and other information provided to the Funds, to the Adviser (or their affiliates). The Advisers may also cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisers must determine, in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services pro-vided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisers exercise investment discretion. It is possible that certain of the services received by the Advisers attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Advisers.

PAYMENTS "IN KIND"

     Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method that the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

ACCOUNTING, FULFILLMENT, CUSTODIAN AND TRANSFER AGENT SERVICES

     U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provides fund accounting, fulfillment, custodian and transfer agent services to each of the Funds.

     U.S. Bancorp provides fund accounting services pursuant to the terms of a Fund Accounting Servicing Agreement. The annual fee for these services for The Catholic Equity Fund is $39,000 plus 0.0125 of 1% of average daily net assets from $100 million to $300 million, plus 0.0075 of 1% of average daily net assets over $300 million. The Fund Accounting Servicing Agreement continues in effect from year to year unless terminated by either party.

     Under a Fulfillment Servicing Agreement, U.S. Bancorp is entitled to a fee based on the volume of transactions. The Fund pays a minimum monthly fee of $100.

     U.S. Bancorp serves as the custodian of the Fund's assets, pursuant to a Custodian Servicing Agreement. The Custodian Servicing Agreement provides that U.S. Bancorp is entitled to receive an annual fee set at 0.02 of 1% on market value. U.S. Bancorp is entitled to receive a minimum annual fee of $3,000 from the Fund.

     U.S. Bancorp provides transfer agent and dividend disbursing services to the Fund pursuant to the terms of a Transfer Agent Servicing Agreement. Under the terms of the Transfer Agent Servicing Agreement, U.S. Bancorp receives an annual fee from the Fund at the rate of $28,000 and at the rate of $10,000 for each additional class of shares, plus 0.01 of 1% on average daily net assets. U.S. Bancorp is also entitled to reimbursement for all out of pocket expenses incurred in providing such services. The Transfer Agent Servicing Agreement will continue in effect until terminated, and may be terminated by either party without cause on ninety (90) days' prior written notice.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     The financial statements and financial highlights of the Fund as of and for the year ended September 30, 2003 incorporated by reference in this Statement of Additional Information and elsewhere in the registration statement have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in its report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

     Quarles & Brady LLP, as counsel to CFI, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.

    FINANCIAL STATEMENTS

     The following audited financial statements and related footnotes of The Catholic Equity Fund (which includes its predecessor in interest, The Catholic Disciplined Capital Fund, for periods prior to April 3, 2002) and the Report of the Independent Auditors thereon are incorporated herein by reference from The Catholic Funds' Annual Report to Shareholders dated September 30, 2003:

     1.   Statement of Assets and Liabilities as of September 30, 2003.

     2.   Statement of Operations for the year ended September 30, 2003.

     3. Statements of Changes in Net Assets for the years ended September 30, 2003 and 2002.

     4.   Schedule of Investments as of September 30, 2003.

     5.   Financial Highlights.

     6.   Notes to Financial Statements.

     A copy of the Annual Report dated September 30, 2003 may be obtained free of charge by writing or calling the Funds, 1100 West Wells Street, Milwaukee, Wisconsin 53233, telephone: 1-877-222-2402.

                                                                      APPENDIX A

                            THE CATHOLIC FUNDS, INC.
               PROXY VOTING PRINCIPLES, PROCEDURES AND GUIDELINES
                         (LAST REVISED AUGUST 13, 2003)

                                    OVERVIEW

PRINCIPLES - For its funds that own securities (currently only the Catholic Equity Fund), the Catholic Funds, Inc. (the "Funds") applies three principles in implementing its proxy-voting program:

     1. If a vote raises material concerns regarding a company's compliance with the Catholic Values discussed below, the Funds will vote to enhance that compliance. We believe that in the long run implementing those Catholic Values will well serve the company's financial and investment performance.

     2. If a vote pertains to other social or global implications and the Funds do not have the expertise to evaluate those implications or the financial or investment implications for the company, the Funds will generally abstain.

     3. On other issues, the Funds will generally vote so as to best achieve the particular mutual fund's investment objectives.

CATHOLIC VALUES - The Catholic Values referred to above are those that pertain to the value of human dignity, particularly in the workplace. This focus accords with Catholic social teaching exemplified in this passage from the U.S. Catholic bishops' 1986 pastoral letter "Economic Justice for All:"

     The basis for all that the Church believes about the moral dimensions of economic life is its vision of the transcendent worth - the sacredness - of human beings. The dignity of the human person realized in community with others is a criterion against which all aspects of economic life must be measured . . . Wherever our economic arrangements fail to conform with the demands of human dignity lived in community, they must be questioned and transformed.

Inspired by that vision, the Fund will work principally to achieve three goals. We believe that any company that strives to achieve these goals will both put the proper value on human dignity and enhance the company's performance.

     FAIR TREATMENT OF EMPLOYEES - Taught by Catholic social teaching, we will support efforts to ensure that companies pay at least a living wage, provide workplace conditions and hours of work that allow for human dignity and development, and enable employees at all levels to share financially in the success of the company.

     FAIR BUT NOT EXCESSIVE COMPENSATION OF MANAGEMENT - We believe that em-ployees' human dignity and a company's performance are both at risk in companies that pay management excessive compensation. In bad times, management should begin reducing their own compensation before eliminating rank-and-file-jobs, and in good times management should not reward itself excessively for the success that is attributable to all of the workers.

     EFFECTIVE BOARD OVERSIGHT - The board of directors should serve as a com-pany's conscience and strive to see that the two previous goals are met. The Fund will advocate for substantially independent boards, fully independent nominating and compensation committees, director term limits, reasonable director compensation, and other measures to enhance board effectiveness in preserving human dignity throughout the corporation.

                     TRANSLATING THE PRINCIPLES INTO VOTES

VOTING GENERALLY - The Funds delegates its proxy voting decisions to the Funds' distributor and investment adviser, Catholic Financial Services Corporation (the "Adviser"). The Adviser has created an Advocacy Group that decides by consensus how to vote on each proposal. They are to be guided by the set of proxy voting guidelines reproduced as an Appendix to this document. The guidelines are not intended to be hard and fast rules. Rather, each matter on which the Funds are entitled to vote will be considered on a case-by-case basis. Votes will be cast in a manner believed in good faith to carryout the principles discussed above. The Funds may publish a summary of the Appendix guidelines for ease of review and use.

CONFLICTS OF INTEREST - Proxies of the Funds may be solicited by a company at times in which the Adviser or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, the Adviser or an affiliate of the Adviser may manage the assets of a pension plan of the subject company. Personal relationships may also exist between a representative of the Adviser and a representative of the company. By the same token a conflict of interest may be present between the Adviser or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote. Under these circumstances the Adviser may be inclined to vote in a certain way to avoid possible damage to the Adviser's (or affiliate's) relationship or potential relationship, which could be inconsistent with the Adviser's responsibility to the Funds and their shareholders. Whenever any member of the Adviser's Advocacy Group perceives that a vote may involve such a conflict of interest, the Adviser will refer the issue to those directors of the Funds who are not "interested persons" of the Advisor. The Adviser will cast the vote as directed by the majority-vote decision of those directors.

AMENDMENT - These Proxy Voting Principles, Procedures and Guidelines may be amended by a majority vote of the Funds' Board of Directors that must include a majority of the directors who are not "interested persons" of the Adviser. If, between Board meetings, the Adviser's Advocacy Group case-by-case consideration of each vote leads it to conclude that revision of a guideline would better carry out the principles, it will notify the Board of the proposed change and may vote as if the guideline had been revised until the Board either revises the guideline or directs the Advocacy Group on how to vote on that type of issue.

                                    APPENDIX

                              MANAGEMENT PROPOSALS

1.   DIRECTOR-RELATED ISSUES

A corporation's  board  of  directors  sits  at  the  apogee  of  the  corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation's business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as guardians of shareholders' interests.

The role and responsibilities of directors has been the subject of much discussion and debate over the past decade. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations about corporate boards. The press has hounded bad boards, and institutional investors have used their power to force changes as well. Corporate America has responded, embracing in principle many of the reforms championed by its critics.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board's most important responsibility is to ensure that the corporation is managed in shareholders' best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, and local communities.

The board's principal functions are widely agreed to consist of the following:

o    To select, evaluate, and if necessary replace the chief executive officer

o    To review and approve major strategies and financial objectives

o    To advise management on significant issues

o To assure that effective controls are in place to safeguard corporate as-sets, manage risk, and comply with the law

o To nominate directors and otherwise ensure that the board functions ef-fectively

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board's work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation's shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure and composition of the board.

The Catholic Funds classifies directors  as either inside directors,  affiliated
directors,  or  independent  directors.    The  following  chart  outlines   the
requirements for the various classifications:

                         DIRECTOR CATEGORIZATION CHART
                         -----------------------------

Inside Director:       o    employee of the company

                       o non-employee officer of the company if he/she is among the five most highly compensated individuals

                       o beneficial ownership of more than 50% of the com-pany's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group; e.g. members of a fam-ily beneficially own less than 50% individually, but combined own more than 50%)

Affiliated Director:   o    former employee of company or its affiliates

                       o relative of current or former employee of company or its affiliates

                       o provided professional services to company or its affiliates or to its officers either currently or within the past year*<F36>

                       o    has any  transactional relationship with company or
                            its   affiliates  excluding   investments  in   the
                            company through a private placement*<F36>

                       o interlocking relationships as defined by the SEC involving members of the board of directors of its Compensation and Stock Option Committee

                       o    founder of a company but not currently an employee

                       o    employed by a significant customer or supplier*<F36>

                       o employed by a foundation or university that re-ceived grants or endowments from the company or its affiliates*<F36>

Independent Director:  o    no connection to company other than board seat

                       o even if a director has served on the board for over ten years, he/she is still considered to be independent; however, our analysis will make note of independent and affiliated directors who have served on the board for over ten years.

*<F36>  if significant enough to be disclosed in the proxy circular

1A.  UNCONTESTED ELECTION OF DIRECTORS

The Catholic Funds will recommend withholding support for individual nominees or entire slates if we believe that such action is in the best interests of shareholders. In addition to independence, we monitor attendance, stock ownership, conflicts of interest, diversity, and the number of boards on which a director serves. When evaluating board diversity, Catholic Funds will vote in accordance with SRI Baseline policy.

o Votes on individual director nominees are generally made on a case-by-case basis, except for the following

o Votes will be withheld from all directors if the election would leave the board with less than a majority of independent directors

o    Votes will be withheld from directors who:

     o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

     o    implement or renew a dead-hand or modified dead-hand poison pill

     o ignore a shareholder proposal that is approved by a majority of the votes outstanding

     o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o have failed to act on takeover offers where the majority of the shareholders have tendered their shares

     o are inside or affiliated directors and sit on the audit, compensation, or nominating committees

     o are inside or affiliated directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     o serve as a member of the Compensation Committee that has approved egregious compensation packages or has failed to adequately disclose the details of such package.

Special attention will be paid to companies that show a high level of disregard for shareholder and stakeholder interests. In addition, a company's lack of responsiveness to concerns over board diversity and board independence will be given special consideration; The Catholic Funds will consider withholding votes from boards where there are concerns with the overall independence of the board or independence of the key board committees, or the board's diversity.

1B.  CONTESTED ELECTION OF DIRECTORS

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

o Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

     o long-term financial performance of the target company relative to its industry;

     o    management's track record;

     o    background to the proxy contest;

     o    qualifications of director nominees (both slates);

     o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;

     o    stock ownership positions; and

     o impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

1C.  CLASSIFIED BOARD

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. The election of directors by classes assures that approximately two-thirds of the board will at all times have prior experience with and knowledge of the company. However, when a board is classified, it is difficult to remove individual directors for either poor attendance or poor performance. Shareholders would have the chance to vote on a given director only every third year. The classified board structure can also limit shareholders' ability to withhold votes from inside directors that sit on key board committees or to withhold votes from an entire board slate to register a protest to inappropriate activity. Weighing these considerations, the Catholic Funds will generally favor arrangements in which the entire board stands for election at the same time.

o    Vote FOR proposals to declassify the board the directors.

o    Vote AGAINST proposals to classify the board of directors.

1d.  Shareholder Ability to Remove Directors
--------------------------------------------

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

o Vote AGAINST proposals that provide that directors may be removed only for cause.

o Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

o Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

1e.  Cumulative Voting
----------------------

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director
candidates.     Shareholders  have   the  opportunity   to  elect   a   minority
representative  to  a   board  through  cumulative   voting,  thereby   ensuring
representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding - the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares
(10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Cumulative voting therefore makes it easier for new independent directors to be elected to a board.

o Vote CASE-BY-CASE on management proposals to eliminate cumulative voting. However, generally oppose requests to eliminate cumulative voting unless the company provides a sufficient justification for its elimination and generally has strong governance features in place.

1f.  Alter Size of the Board
----------------------------

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. The Catholic Funds supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

o    Vote FOR proposals that seek to fix the size of the board.

o Vote CASE-BY-CASE on proposals that seek to change the size or range of the board.

o Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

2.   RATIFICATION OF AUDITORS

Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can com-promise the independence of the auditor.

o Vote FOR proposals to ratify auditors, unless the non-audit fees paid represent 25 percent or more of the total fees paid to the auditor, or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

3.   PROXY CONTEST DEFENSES /TENDER OFFER DEFENSES

Corporate takeover  attempts  come  in various  guises.    Usually,  a  would-be
acquirer makes  a  direct  offer  to  the  board  of  directors  of  a  targeted corporation. The bidder may offer to purchase the company for cash and/or securities. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation's shareholders. Such offers are referred to as hostile tender bids. Prior to 1968, tender offers were not federally regulated. In 1968, Congress enacted the Williams Act as an amendment to the 1934 Securities and Exchange Act to regulate all tender offers. The Securities and Exchange Commission has adopted regulations pursuant to the Williams Act that are intended to promote fairness and prevent fraudulent or manipulative practices. At the same time, many of the states have enacted statutes that are aimed at protecting incorporated or domiciled corporations from hostile takeovers. Many of these state statutes have been challenged as being unconstitutional on grounds that they violate the Williams Act and the commerce and supremacy clauses of the U.S. Constitution. Most statutes, however, have been upheld. The result is a complex set of federal and state regulation, with federal regulation designed to facilitate transactions and state laws intended to impede them.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also know as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. Shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

3A.  SHAREHOLDER ABILITY TO CALL SPECIAL MEETING

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

3B.  SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o Vote FOR proposals to allow or facilitate shareholder action by written consent.

o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

3C.  POISON PILLS

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer's equity holdings in the target company; 2) dilute the acquirer's voting interests in the target company; or 3) dilute the acquirer's equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

o Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

3D.  FAIR PRICE PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the con-trolling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

o Vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

3E.  GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

o Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

o Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

3F.  UNEQUAL VOTING RIGHTS

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insolate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current share-holders.

o    Generally vote AGAINST dual class.

o Vote FOR dual class recapitalizations when the structure is designed to protect economic interests of investors.

3G.  SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

o Vote FOR management proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

o Vote CASE-BY-CASE on management proposals to require a supermajority share-holder vote to approve charter and bylaw amendments, taking into account the company's reasons for the increase. However, generally vote against requested increases unless the company demonstrates a compelling need for the supermajority vote.

3H.  SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

o Vote FOR management proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

o Vote CASE-BY-CASE on management proposals to require a supermajority share-holder vote to approve mergers and other significant business combinations, taking into account the company's reasons for the increase. However, generally vote against requested increases unless the company demonstrates a compelling need for the supermajority vote.

3I.  DIRECTOR AND OFFICER LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While The Catholic Funds recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, The Catholic Funds believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. The Catholic Funds may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but The Catholic Funds may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

o Vote AGAINST proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

3J.  DIRECTOR AND OFFICER INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. The Catholic Funds may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

o Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

o Vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

4.   MISCELLANEOUS GOVERNANCE PROVISIONS

4A.  CONFIDENTIAL VOTING

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then resolicit those votes before the final vote count. As a result, share-holders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

o    Vote FOR management proposals to adopt confidential voting.

4B.  BUNDLED PROPOSALS

o Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

4C.  ADJOURN MEETING IF VOTES ARE INSUFFICIENT

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

o    Vote AGAINST proposals to adjourn the meeting when votes are insufficient.

4E.  CHANGING CORPORATE NAME

Proposals to change a company's name are generally routine matters.   Generally,
the name change reflects a change in corporate direction or the result of a merger agreement.

o    Vote FOR changing the corporate name.

4D.  OTHER BUSINESS

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

o    Vote against other business proposals.

     5.   CAPITAL STRUCTURE

The equity in a corporate enterprise (that is, the residual value of the company's assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company's capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

5A.  COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company's need for additional shares, and the company's performance as compared with their industry peers. A company's need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance. For industry peer comparisons, The Catholic Funds relies on data compiled by ISS on common stock authorization proposals for companies comprising 98 percent of the investable U.S. equity market. Companies are classified into one of 11 peer groups and each company's performance is measured on the basis of three-year total shareholder returns.

The Catholic Funds evaluates on a case-by-case basis on proposals when the com-pany intends to use the additional stock to implement a poison pill or other takeover defense.

o Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

5B.  STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

o Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

5C.  REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

o We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis.

o We will generally vote FOR a reverse stock split if management provides a reasonable justification for the split.

5D.  BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security, which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion - with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

o Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

o Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

o Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

o    Vote  FOR  requests  to  require  shareholder  approval  for  blank   check
     authorizations.

5E.  ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal re-quirements relating to the payment of dividends.

o    Vote FOR management proposals to reduce the par value of common stock.

5F.  PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

o Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

5G.  DEBT RESTRUCTURINGS

Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan will be analyzed considering the following issues:

     Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     Change in Control - Will the transaction result in a change in control of the company?

     Bankruptcy  -   Generally,   approve   proposals   that   facilitate   debt
     restructurings unless there are clear signs of self-dealing or other abuses.

o    Review on a CASE-BY-CASE basis proposals regarding debt restructurings.

5H.  SHARE REPURCHASE PROGRAMS

o Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

6.   EXECUTIVE AND DIRECTOR COMPENSATION

6A.  STOCK-BASED INCENTIVE PLANS

6a-1.STOCK OPTION PLANS: The Catholic Funds will vote AGAINST approving any stock option plan if the Catholic Funds has evidence that:

     o the Company fails to include at least most of its employees in one or more plans that provide them with meaningful stock option or stock grant benefits; or

     o the plan would be administered by one or more individuals who are not independent outsiders; or

     o the Company will account for the plan in a misleading or inaccurate way; or

     o    the plan would:

          o allow senior executives to exercise stock options in such a short period that they would have undue incentive to seek short term stock-price increases to the detriment of the long-term performance of the stock;

          o    allow repricing; or

          o set the option price lower than the stock's market value on the day the option is offered; or

          o    not base benefits on Company performance;  or

          o allow management to pay for stock with money borrowed from the company.

If a stock option plan remains eligible after the foregoing analysis, it will be evaluated as discussed below in 6a-3. Our vote will be determined on a CASE-BY-CASE basis.

6a-2. STOCK GRANT PLANS: The Catholic Funds will vote AGAINST any plan that grants stock to employees if the Catholic Funds has evidence that the Company fails to include at least most of its employees in one or more plans that provide them with meaningful stock option or stock grant benefits.

If a stock grant plan remains eligible after the foregoing analysis, it will be evaluated as discussed below in 6a-3. Our vote will be determined on a CASE-BY-CASE basis.

6a-3. ANALYSIS OF COSTS AND OTHER FEATURES: As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans.

Without a doubt, stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a CASE-BY-CASE evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders, include: excessive dilution; options awarded at below-market discounts; permissive policies on pyramiding; restricted stock giveaways that reward tenure rather than results; sales of shares on concessionary terms; blank-check authority for administering committees; option repricing or option replacements; accelerated vesting of awards in the event of defined changes in corporate control; stand-alone stock appreciation rights; loans or other forms of assistance; or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs of two or more year duration; bonus schemes that pay off in non-dilutive, fully deductible cash; 401K and other thrift or profit sharing plans; and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards. The quantitative analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) instead of simply focusing on voting power dilution. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company-specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

The Catholic Funds will determine its vote on a CASE-BY-CASE basis considering many factors. Determination that the proposed plan cost is above the allowable cap is a strong indicator of a vote against the plan, an indicator that may be conclusive in some cases, irrespective of any other feature of the plan. Other strong indicators of a vote against the plan are that the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan. A company's history of being unresponsive to shareholder concerns with executive compensation issues also counts as a negative factor.

6B.  APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Cash bonus plans can be an important part of an executive's overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company's stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

o Vote FOR plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

6C.  EMPLOYEE STOCK PURCHASE PLANS

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company's growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder's perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on stock purchases that are not offered to other shareholders.

o Vote FOR employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

o Vote AGAINST employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

6D.  OUTSIDE DIRECTOR STOCK AWARDS / OPTIONS IN LIEU OF CASH

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director's interest may be more closely aligned with those of shareholders. However, there may also be a potential for abuse, as there has been with stock-based compensation for executives.

o Vote one a CASE-BY-CASE basis on proposals that seek to pay outside directors a portion of their compensation in stock rather than cash. An analysis like that described in Section 6(a) above will be performed analogously, and not definitively, in the director situation. A strong favorable factor would be a determination that the proposed plan would clearly align a director's interest more closely with shareholders rather than with management.

7.   MERGERS AND CORPORATE RESTRUCTURINGS

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer's outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

7A.  MERGERS AND ACQUISITIONS

When voting on mergers and acquisitions we will take into account at least the following:

     o    anticipated financial and operating benefits;

     o    offer price (cost vs.  premium);

     o    prospects of the combined companies;

     o    how the deal was negotiated;

     o    the opinion of the financial advisor;

     o potential conflicts of interest between management's interests and shareholders' interests;

     o changes in corporate governance and their impact on shareholder rights; and

     o impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

o    Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

7B.  VOTING ON STATE TAKEOVER STATUTES

o We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

o We generally vote FOR opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

7C.  VOTING ON REINCORPORATION PROPOSALS

o Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations.

7D.  CORPORATE RESTRUCTURING

o Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

7E.  SPIN-OFFS

o Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

7F.  ASSET SALES

o Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

7G.  LIQUIDATIONS

o Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

7H.  APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

o Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

                             SHAREHOLDER PROPOSALS

8.   CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

8A.   SHAREHOLDER MEETINGS/HOUSEKEEPING ISSUES

8A-1. ROTATE ANNUAL MEETING: The argument in favor of rotating annual meeting location sites is to enable a greater number of shareholders to attend and participate in the meeting.

o Vote FOR shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

8B.  BOARD-RELATED ISSUES

8B-1. DECLASSIFY BOARD OF DIRECTORS: Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. The election of directors by classes assures that approximately two-thirds of the board will at all times have prior experience with and knowledge of the company. However, when a board is classified, it is difficult to remove individual directors for either poor attendance or poor performance. Shareholders would have the chance to vote on a given director only every third year. The classified board structure can also limit shareholders' ability to withhold votes from inside directors that sit on key board committees or to withhold votes from an entire board slate to register a protest to inappropriate activity. Weighing these considerations, the Catholic Funds will generally favor arrangements in which the entire board stands for election at the same time.

o    Vote FOR shareholder proposals to declassify the board of directors.

8B-2. SEPARATE CHAIRMAN AND CEO: The goal of shareholder proposals that would require the positions of chairman and CEO to be held by different persons is to enhance the board's ability to monitor and evaluate the performance of the CEO. We believe that in many cases the board can adequately perform this function without such a separation. In many cases, such a separation ends up being a charade because the COB does not have enough information to structure and run board meetings. Thus generally, we will vote against such separation proposals. However, we may vote for such a proposal where a company does not have other adequate methods for the board to monitor and evaluate the CEO. The lack of one or more of the following factors may lead the Catholic Funds to vote for separating the two positions:: Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties; Majority of independent directors; All-independent key committees; Committee chairpersons nominated by the independent directors; CEO performance is reviewed annually by a committee of outside directors; and established governance guidelines.

o Vote on proposals to separate Chairman and CEO positions on a CASE-BY-CASE basis, taking into account a number of key governance factors.

8B-3.CUMULATIVE  VOTING:   Most  corporations  provide  that  shareholders  are
entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding - the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Cumulative voting therefore makes it easier for dissidents to be elected to a board. However, the policy runs contrary to the one-share-one vote principle and the principle that directors should represent all shareholders, not a special interest position.

o Votes on shareholder proposals to permit or restore cumulative voting will be considered on a CASE-BY-CASE basis relative to other governance provisions contained in the company's governing documents and the company's relative performance. In the absence of sufficient good governance provisions, Catholic Funds will vote for proposals to restore or provide for cumulative voting.

8B-4. MAJORITY OF INDEPENDENT DIRECTORS: The Catholic Funds believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, The Catholic Funds will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity within the last five years; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an ex-ecutive or director of the company; interlocks with other companies on which the company's chairan or chief executive officer is also a board member, service with a non-profit that receives significant contributions from the company.

o Vote FOR shareholder proposals that request that the board be comprised of a majority of independent directors.

8B-5. INDEPENDENT COMMITTEES: Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. For example, the NYSE
requires  that  the  audit  committees  of  listed  companies  to  be   entirely
"independent." SEC proxy rules require disclosure of any members of a compensation committee who have significant business relationships with the company or interlocking directorships. The Catholic Funds believes that initiatives to increase the independent representation of these committees or require that these committees be independent should be supported.

o    Vote  FOR  shareholder  proposals  that  request  that  the  board   audit,
     compensation and/or nominating committees include independent directors exclusively.

8B-6. ADOPT DIRECTOR TERM LIMITS: Those who support term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

o    Vote  AGAINST  shareholder  proposals  to  limit  the  tenure  of   outside
     directors.

8B-7. IMPLEMENT DIRECTOR SHARE OWNERSHIP REQUIREMENT: It is often desirable that some or all corporate directors own some amount of stock of the companies on which they serve as board members. However, some highly qualified individuals such as academics and clergy, might not have the financial resources to purchase stock.

o Vote AGAINST shareholder proposals that seek to establish mandatory share ownership requirements for directors.

o Vote CASE-BY-CASE on shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock. See the discussion in Section 6d.

8B-8. COMPETITIVE BOARD ELECTIONS: Catholic Funds believe that competition can improve quality and that in the United States "election" means having a choice between candidates for the same position.

o Vote FOR shareholder proposals that the company nominate more candidates than open board positions.

o Vote CASE-BY-CASE on shareholder proposals that would give shareholders the right to nominate additional candidates.

8C.  SHAREHOLDER RIGHTS & BOARD ACCOUNTABILITY

8C-1. REDUCE SUPERMAJORITY VOTE REQUIREMENTS: Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

o Vote CASE-BY-CASE on proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, mergers and other significant business combinations. However, generally vote for requests to lower supermajority vote requirements unless the company demonstrates a compelling need for the supermajority vote.

8C-2.REMOVE   ANTITAKEOVER  PROVISIONS:   There   are   numerous   antitakeover
mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company's board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

o    Vote FOR shareholder proposals that seek to remove antitakeover provisions.

8C-3. SUBMIT POISON PILL (SHAREHOLDER RIGHTS PLAN) TO A VOTE: Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

o Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

o Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

o Vote CASE-BY-CASE on proposals to amend an existing shareholder rights plan.

8C-4. CONFIDENTIAL VOTING: Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then resolicit those votes before the final vote count. As a re-sult, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

o Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

8C-5. WRITTEN CONSENT/SPECIAL MEETING: Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling. Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o Vote FOR shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

8C-6. ELECT AUDITORS/ENSURE AUDITOR INDEPENDENCE: These shareholder proposals request that the board allow shareholders to elect the company's auditor at each annual meeting. Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

o    Vote FOR proposals that would allow shareholders to elect the auditors

o Vote FOR proposals that ask a company to adopt a policy on auditor independence

o Vote FOR proposals that seek to limit the non-audit services provided by the company's auditor

o Vote FOR proposals that require auditor rotation, unless the rotation period is restrictive (less than five years).

8C-7. NON-PARTISANSHIP/POLITICAL CONTRIBUTIONS: Proponents of resolutions calling for the abolishment of political contributions or making contributions to political campaigns are concerned with the increasing power of corporations in the country's political process. These resolutions seek to limit the involvement of corporations in the political process.

o Vote FOR proposals calling for a company to disclose its political contributions.

o Vote FOR proposals calling for a company to maintain a policy of non-partisanship and to limit political contributions.

8D.  COMPENSATION ISSUES

8D-1.INCREASE DISCLOSURE OF EXECUTIVE COMPENSATION: The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it often does not provide a complete picture of the company's compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management (1) has legitimate reasons for setting specific pay levels, and (2) is held accountable for its actions.

o Vote FOR shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

8D-2. LIMIT EXECUTIVE COMPENSATION: Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. A Business Week article cited by the AFL-CIO has stated that the average CEO of a major corporation made 42 times the pay of a typical American factory worker in 1980. By 1990, that ratio had more than doubled to 85 times the average factory wage. Eight years later the ratio was a "staggering" 419 times the average factory wage in 1998. According to the AFL-CIO, if this rate of growth were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

o Vote FOR proposals to prepare reports seeking to compare the wages of a company's lowest paid worker to the highest paid workers.

o Vote CASE-BY-CASE on proposals that seek to establish a fixed ratio between the company's lowest paid workers and the highest paid workers.

8D-3.PROHIBIT/REQUIRE SHAREHOLDER  APPROVAL FOR  OPTION REPRICING:    Repricing
involves the reduction of the original exercise price of a stock option after the fall in share price. The Catholic Funds does not support repricing since it undermines the incentive purpose of the plan. The use of options as incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

o    Vote FOR shareholder proposals seeking to limit repricing.

o Vote FOR shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

8D-4. SEVERANCE AGREEMENTS/GOLDEN PARACHUTES: Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy, such disclosure is not required of tin parachutes.

o Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

8D-5. CASH BALANCE PLANS: A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other business lobbies are forming a Capitol Hill coalition to preserve the essential features of the plans and to overturn a recent IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

o Vote FOR shareholder proposals calling for non-discrimination in retirement benefits.

o Vote FOR shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

8D-6. PERFORMANCE-BASED OPTIONS/INDEXED OPTIONS: The Catholic Funds supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. The Catholic Funds supports option plans that provide challenging performance objectives and serve to motivate executives to excellent performance, and oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders. The Catholic Funds supports stock options as a significant com-ponent of compensation, but believes that there should be limits on grants to both individuals and the company's top executives, including: (1) no individual may be granted more than five percent of the total options granted in a single year, and (2) a comany's group of executive officers may not be granted more than ten percent of the total options granted in the single year.

o Vote FOR shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.

8D-7. LINK COMPENSATION TO NON-FINANCIAL FACTORS: Proponents of these proposals feel that social criteria should be factored into the formulas used in determining compensation packages for executives. These shareholders are looking for companies to review current compensation practices and to include social performance criteria, such as increasing investment in order to revitalize "distressed areas," meeting environmental goals, and accounting for "poor corporate citizenship" when evaluating executive compensation. One of the companies cited by proponents as an example sets annual goals such as employee satisfaction, corporate responsibility, diversity and customer satisfaction as part of a written policy used in linking compensation with financial performance and non-financial bases for evaluation. Proponents believe that many of these factors such as poor environmental performance, workplace lawsuits, etc. are likely to have an impact on the company's financial performance in the future if they are not addressed adequately today. As a result, shareholders believe they should be considered along with traditional financial considerations when determining executive pay.

o Vote FOR shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.

o Vote FOR shareholder proposals seeking to link executive pay to non-financial factors.

8E.  STRATEGIC ISSUES

8E-1.     SEEK SALE OF COMPANY/ASSETS

These shareholder proposals generally call for the prompt sale of the company to the highest bidder. Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a CASE-BY-CASE basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

o We vote on a CASE-BY-CASE basis proposals that seek the sale of the company or company assets.

8E-2. HIRE ADVISOR/MAXIMIZE SHAREHOLDER VALUE

These shareholder proposals recommend that the board engage the services of a nationally recognized investment banker to explore all alternatives to enhance shareholder value, including the possible sale or merger of the company. Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

o We vote on a CASE-BY-CASE basis proposals that request the company hire an advisor to maximize shareholder value.

9.   SOCIAL & ENVIRONMENTAL PROPOSALS

9A.   DIVERSITY AND WORKPLACE ISSUES

Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. Shareholder proposals on diversity may target a company's board nomination procedures or seek greater disclosure on a company's programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

     o Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders.

     o Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost.

     o The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives.

     o Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs.

     o Reports can be prepared "at reasonable expense" describing efforts to encourage diversified representation on their boards.

     o Board diversification increases the pool of the company's potential investors because more and more investors are favoring companies with diverse boards.

     o A commitment to diversity in the workforce can lead to superior financial returns.

9A-1. ADD WOMEN AND MINORITIES TO BOARD: Board diversification proposals ask companies to put systems in place to increase the representation of women, minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply "make greater efforts" to nominate women and ethnic minorities to their boards.

o Catholic Funds will vote FOR shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.

o Catholic Funds will vote FOR shareholder proposals asking for reports on board diversity.

9A-2. PREPARE REPORT/PROMOTE EEOC-RELATED ACTIVITIES: Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies' filings to the public, unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

o Vote CASE-BY-CASE on shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

o Vote CASE-BY-CASE on shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

o Vote CASE-BY-CASE on shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

o Vote CASE-BY-CASE on shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

9A-3. REPORT ON PROGRESS TOWARD GLASS CEILING COMMISSION RECOMMENDATIONS: In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing "an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder." The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. In recent years, shareholders have submitted proposals asking companies to report on progress made tward the Commission's recommendations.

o Vote CASE-BY-CASE on shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission's recommendations.

o Vote CASE-BY-CASE on shareholder proposals seeking to eliminate "glass ceiling" for women and minority employees.

9A-4. PROHIBIT DISCRIMINATION ON  THE BASIS OF  SEXUAL ORIENTATION: Federal  law
does not ban workplace discrimination against gay and lesbian employees, and only a handful of states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation in their equal employment opportunity (EEO) statements, many do not. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company's other initiatives in this area, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

o Vote CASE-BY-CASE on shareholder proposals that seek to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or for shareholder proposals seeking reports on a company's initiatives to prevent workplace discrimination on the basis of sexual orientation.

9A-5. REPORT ON/ELIMINATE USE OF RACIAL STEREOTYPES IN ADVERTISING: Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

o    Vote  CASE-BY-CASE   on   shareholder  proposals   seeking   more   careful
     consideration  of  using  racial  stereotypes  in  advertising   campaigns,
     including preparation of a report.

9B.  CODES OF CONDUCT, LABOR STANDARDS & HUMAN RIGHTS

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company's labor practices in global markets.
Efforts that seek greater disclosure on a company's labor practices and that seek to establish minimum standards for a company's operations will be sup-ported. In addition, requests for independent monitoring of overseas operations will be supported.

The Catholic Funds generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

9B-1. CODES OF CONDUCT AND VENDOR STANDARDS: In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of coduct or seek greater disclosure on a company's international workplace standards. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labor Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations, which consists of 175 member nations represented by workers, employers, and governments. The ILO's general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 180 member nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

o Vote FOR shareholder proposals to implement human rights standards and workplace codes of conduct.

o Vote FOR shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

o Vote FOR shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).

o Vote FOR shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

o Vote FOR shareholder proposals that seek publication of a "Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

o Vote FOR shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

o Vote FOR shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee's wages and working conditions.

9B-2.PREPARE REPORT ON OPERATIONS IN BURMA/MYANMAR: Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma, and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

o Vote FOR shareholder proposals to adopt labor standards in connection with involvement in Burma.

o Vote FOR shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

o    Vote shareholder proposals to pull out of Burma on a CASE-BY-CASE basis.

9B-3. ADOPT/REPORT ON MACBRIDE PRINCIPLES: The MacBride Principles, a set of nine fair employment guidelines for companies with operations in Northern Ireland, were created by four prominent Irish activists and named after Nobel Laureate Sean MacBride, one of the original authors and a founder of Amnesty International. Systematic unemployment in the predominantly Catholic areas of Northern Ireland significantly exceeds that of the non-Catholic population. A recent study by the British government found that 56 percent of the Catholics in West Belfast live in poverty. Especially in instances where jobs are tradition-ally passed informally from one family member to another, such as from father to son, Catholics are at a distinct disadvantage in their attempts to enter the workforce. Proponents of MacBride Principles proposals argue that systematic religious-based discrimination in the workforce justifies progressive affirmative action proposals. By the end of 2001, over 40 publicly traded U.S. companies had agreed to take all lawful steps to implement the MacBride Principles. This represents 40% of the US public companies that were recorded as having either direct or indirect involvement in Northern Ireland. Critics of the principles, most notably the British Government, point out that companies in Northern Ireland already are subject to Britain's Fair Employment Act (FEA) that has been credited with significantly improving the representation of Catholics in the workforce in that region. Some MacBride opponents say that by agreeing to abide by the Principles, companies may unintentionally run afoul of the FEA by engaging in reverse discrimination. Aware of the potential legal liability, shareholder proponents of the Principles word their MacBride resolutions to request only that firms, "take all lawful steps" to implement the MacBride Principles.

o Vote FOR shareholder proposals to report on or to implement the MacBride Principles.

9B-4. PREPARE REPORT ON OPERATIONS IN CHINA: Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison labor in manufacturing. In June 23, 1997 the Food and Allied Service Trades Department (FAST) of the AFL-CIO released a report that identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People's Liberation Army (PLA), and hence ties to prison labor. Based on the country's human rights record, investors have asked companies to refrain from beginning new projects in the country until improvements are made. In addition, investors have asked for greater disclosure on the nature of a company's involvement in the country and on the impact of their involvement.

o Vote FOR shareholder proposals requesting more disclosure on a company's involvement in China

o Vote on a CASE-BY-CASE basis shareholder proposals that ask a company to terminate a project or investment in China.

9B-5. PREPARE REPORT ON MAQUILADORAS: Maquiladoras are foreign-owned assembly plants located along the US-Mexican border that have been criticized for poor workplace conditions, unfair employment and pay practices, and negative environmental impacts on the communities where they operate.

o    Vote  FOR  shareholder  proposals  to   prepare  reports  on  a   company's
     Maquiladora operations.

9B-6. PREPARE  REPORT  ON  COMPANY  ACTIVITIES  AFFECTING  INDIGENOUS   PEOPLES'
RIGHTS: In recent years, a number of US public companies have found their operations or expansion plans in conflict with local indigenous groups. Shareholders, concerned with the negative impact that the company's operations may have on the indigenous people's land and community, have sought reports detailing the impact of the company's actions and presence on these groups.

o Vote FOR shareholder proposals to prepare reports on a company's impact on indigenous communities.

9C.  ENVIRONMENT AND ENERGY

In accordance with its focus, the Catholic Funds will GENERALLY ABSTAIN from voting on proposals that fall within any of the following categories:

9C-1.  ENVIRONMENTAL REPORTS

9C-2.  PREPARE REPORT ON GLOBAL WARMING/GREENHOUSE GAS EMISSIONS.

9C-3.  INVEST IN CLEAN/RENEWABLE ENERGY

9C-4.  DRILLING IN THE ARCTIC NATIONAL WILDLIFE REFUGE

9C-5.  ADOPT/IMPLEMENT CERES PRINCIPLES

9C-6.  PHASE OUT CHLORINE-BASED CHEMICALS

9C-7.  REPORT/REDUCE TOXIC EMISSIONS AND ASSESS COMMUNITY IMPACT

9C-8.  ADOPT A COMPREHENSIVE RECYCLING POLICY

9C-9.  NUCLEAR ENERGY

9D.    WEAPONS

In accordance with its focus, the Catholic Funds will GENERALLY ABSTAIN from voting on proposals that fall within any of the following categories:

9D-1.  REPORT ON HANDGUN SAFETY INITIATIVES:

9D-2.  PREPARE REPORT TO RENOUNCE FUTURE LANDMINE PRODUCTION

9D-3.  PREPARE REPORT ON FOREIGN MILITARY SALES

9E.    CONSUMER ISSUES, PUBLIC SAFETY & MISCELLANEOUS

In accordance with its focus, the Catholic Funds will GENERALLY ABSTAIN from voting on proposals that fall within any of the following categories, except for abortion and right-to-life issues:

9E-1.  PHASE-OUT OR LABEL PRODUCTS CONTAINING GENETICALLY MODIFIED ORGANISMS

9E-2.  TOBACCO-RELATED PROPOSALS

9E-3.  ADOPT POLICY/REPORT ON PREDATORY LENDING PRACTICES

9E-4.  DISCLOSURE ON CREDIT IN DEVELOPING COUNTRIES (LDCS) OR FORGIVE LDC DEBT

9E-5.  ADOPT POLICY/REPORT ON DRUG PRICING

9E-6.  ADULT ENTERTAINMENT

9E-7. ABORTION/RIGHT TO LIFE ISSUES: Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs, to separate abortifacient drug operations from other operations, or to discontinue acute-care or physician management practices that involve support for abortion services.

o Should such a proposal arise, The Catholic Funds will vote in a manner consistent with the Catholic Church's teachings on abortion and right to life issues.

9E-8.   ANIMAL RIGHTS

9E-9.   DISCLOSURE ON PLANT CLOSINGS

9E-10.  CONTROL OVER CHARITABLE CONTRIBUTIONS

9E-11.  DISCLOSURE ON PRIOR GOVERNMENT SERVICE

                            THE CATHOLIC FUNDS, INC.
                                   FORM N-1A
                                     PART C
                               OTHER INFORMATION

Item 23.  Exhibits

          See Exhibit Index following the Signature Page of this Registration Statement, which Index is incorporated herein by this reference.

Item 24.  Persons Controlled by or under Common Control with Registrant

          Not applicable. See "Control Persons and Principal Holders of Securities" in Part B.

Item 25.  Indemnification

          Reference is made to Article IX of the Registrant's By-laws filed as Exhibit (b) to Registrant's Registration Statement with respect to Indemnification of Registrant's officers and directors, which is set forth below:

          Section 9.1.  Indemnification of Officers, Directors, Employees and
          -----------   -----------------------------------------------------
          Agents.  The Corporation shall indemnify each person who was or is a
          ------
          party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

          (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

          (b)  The Corporation shall not indemnify any person unless:

               (1) The court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

               (2) Absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

          Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

          (1)  Such person shall provide adequate security for his undertaking;

          (2) The Corporation shall be insured against losses arising by reason of such advance; or

          (3) A majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

          Section 9.2.  Insurance of Officers, Directors, Employees and Agents.
          -----------   ------------------------------------------------------
          The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26.  Business and Other Connections of Investment Adviser

          (a)  Catholic Financial Services Corporation

               Catholic Financial Services Corporation acts as the Investment Adviser and Distributor to the Funds. Set forth below is a list of the officers and directors of the Adviser as of November 30, 2003, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years. Except as noted otherwise, each person's address is c/o Catholic Knights, 1100 West Wells Street, Milwaukee, Wisconsin 53233.

                             POSITION(S) WITH
                            CATHOLIC FINANCIAL          POSITION(S) WITH            BUSINESS AFFILIATIONS
    NAME AND ADDRESS       SERVICES CORPORATION     THE CATHOLIC FUNDS, INC.       DURING THE PAST 2 YEARS
    ----------------       --------------------     ------------------------       -----------------------
Theodore F. Zimmer       Vice President, Secre-   President                    General Counsel, Catholic
                         tary and Director                                     Knights.

Allan G. Lorge           President, CEO, Treas-   Vice President, Chief Fi-    Secretary/Treasurer of Catho-
                         urer and Director        nancial Officer, Secretary   lic Knights; Secretary/Treas-
                                                  and Director                 urer of Catholic Brokerage
                                                                               Services Corp.; Secre-
                                                                               tary/Treasurer and Vice Presi-
                                                                               dent of Catholic Knights Fi-
                                                                               nancial Services.

Daniel Strasburg         Vice President and Di-   None                         Vice President and Chief Ac-
                         rector                                                tuary of Catholic Knights.

Russell J. Kafka         Vice President/Invest-   Treasurer                    Vice President - Investments
                         ments and Director                                    of Catholic Knights.

Allen Banoub             Director                 None                         Vice President of Marketing of
                                                                               Catholic Knights and Catholic
                                                                               Brokerage Services, since
                                                                               July, 1999.

Mark K. Forbord          Controller and Chief     Controller and Principal     Senior Financial Analyst of
                         Financial Officer        Accounting Officer           Catholic Knights; Controller
                                                                               of Catholic Knights Financial
                                                                               Services, Inc. and of Catholic
                                                                               Brokerage Services Corp.; In-
                                                                               structor at the University of
                                                                               Wisconsin, Milwaukee; and In-
                                                                               structor at Cardinal Stritch
                                                                               University.

Michael Buelow           Director                 None                         Vice President of Sales for
                                                                               Catholic Knights; Vice Presi-
                                                                               dent of Catholic Brokerage
                                                                               Services, Inc.

David E. Huber           Director                 None                         High Chief Ranger, Catholic
355 Shuman Blvd.                                                               Order of Foresters.
Naperville, IL 60566

Gregory Temple           Director                 None                         Investment Counselor, Catholic
355 Shuman Blvd.                                                               Order of Foresters.
Naperville, IL 60566

John Kenawell            Director                 None                         President, Catholic Knights of
3525 Hampton Ave.                                                              America; Chairperson, In-
St. Louis, MO 63139                                                            vestment Management and Valua-
                                                                               tions Committee of the
                                                                               National Fraternal Congress of
                                                                               America; Director, Old Trails
                                                                               Historical Society.

Item 27.  Principal Underwriter

          (a) Catholic Financial Services Corporation acts as the distributor to each of the Funds. Catholic Financial Services Corporation does not act as the principal underwriter or distributor of any other open-end mutual funds.

Item 28.  Location of Accounts and Records

          Catholic Financial Services Corporation
          1100 West Wells Street
          Milwaukee, Wisconsin 53233

          U.S. Bancorp Fund Services, LLC
          615 East Michigan Street
          Milwaukee, Wisconsin 53202

Item 29.  Management Services

          Not applicable.

Item 30.  Undertakings

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this post-effective amendment to its Registration Statement on Form N-1A meets the requirements of Rule 485(b) and has caused this filing to be signed on its be-half by the undersigned, thereunto duly authorized, all in the City of Milwaukee, State of Wisconsin on this 13th day of January, 2004.

                              THE CATHOLIC FUNDS, INC.

                              By:  /s/Theodore F. Zimmer
                                   -------------------------------------
                                   Theodore F. Zimmer, President and CEO

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registrant's Registration Statement has been signed on this 13th day of January, 2004, by the following persons in the capacities indicated.

SIGNATURE                            TITLE
---------                            -----

/s/ Daniel J. Steininger             Chairman of the Board and Director
------------------------------------
Daniel J. Steininger

/s/ Allan G. Lorge                   Vice President, Chief Financial Officer
------------------------------------ Secretary and Director (Principal
Allan G. Lorge                       Financial Officer)

/s/ Mark K. Forbord                  Controller (Principal Accounting Officer)
------------------------------------
Mark K. Forbord

Thomas A. Bausch*<F37>               Director
------------------------------------
Thomas A. Bausch

J. Michael Borden*<F37>              Director
------------------------------------
J. Michael Borden

Daniel R. Doucette*<F37>             Director
------------------------------------
Daniel R. Doucette

Thomas J. Munninghoff*<F37>          Director
------------------------------------
Thomas J. Munninghoff

Conrad L. Sobczak*<F37>              Director
------------------------------------
Conrad L. Sobczak

*<F37>  By: /s/ Allan G. Lorge
        --------------------------
        Allan G. Lorge, pursuant
        to a Power of  Attorney
        dated February 17, 1999, a
        copy of which is filed
        herewith (see following
        page)

                       THE CATHOLIC ALLIANCE FUNDS, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Allan G. Lorge, Theodore F. Zimmer and Joseph F. Wreschnig, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute from time to time in his name and on his behalf, in any and all capacities, any and all pre-effective and post-effective amendments to The Catholic Alliance Funds, Inc.'s Registration Statement on Form N-1A (Registration No. 333-69803 under the Securities Act of 1933; File No. 811-09177 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable The Catholic Alliance Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

     IN WITNESS WHEREOF, each of the undersigned directors of The Catholic Alliance Funds, Inc. has hereunto set his hand as of this 17th day of February, 1999.

/s/  Daniel J. Steininger               /s/  Allan G. Lorge
-----------------------------------     -----------------------------------
Daniel J. Steininger                    Allan G. Lorge

/s/  Thomas Bausch                      /s/  James M. Borden
-----------------------------------     -----------------------------------
Thomas Bausch                           James M. Borden

/s/  Daniel R. Doucette                 /s/  Thomas J. Munninghoff
-----------------------------------     -----------------------------------
Daniel R. Doucette                      Thomas J. Munninghoff

/s/  Conrad L. Sobczak                  /s/  David L. Vollmar
-----------------------------------     -----------------------------------
Conrad L. Sobczak                       David L. Vollmar

                                 EXHIBIT INDEX

                                                  PREVIOUSLY FILED AND INCORPORATED
                                                          BY REFERENCE FROM
                                                          -----------------
EXHIBIT NO.            DESCRIPTION                        FILING          DATE FILED  FILED HEREWITH
-----------            -----------                        ------          ----------  --------------

(a)(1)      Articles of Incorporation             Initial Registration     12/28/98

(a)(2)      Articles of Amendment changing        Pre-Effective            4/28/99
            name to The Catholic Funds, Inc.      Amendment No. 1

(a)(3)      Most Recent Articles of Supple-       Post-Effective            1/9/02
            mentary                               Amendment No. 4

(b)         Bylaws                                Initial Registration     12/28/98

(c)(1)      Articles Sixth through Eighth and
            Article Tenth of the Articles of
            Incorporation (see Exhibit (a))

(c)(2)      Articles II, VI, IX and X of the
            Bylaws (see Exhibit (b))

(d)(1)      Investment Advisory Agreement         Pre-Effective            4/28/99
            with Catholic Financial Services      Amendment No. 1
            Corporation

(d)(2)      Amendment to Add The Catholic         Post-Effective           3/20/02
            Equity Fund                           Amendment No. 6

(d)(3)      Sub-Advisory Agreement with Mellon    Post-Effective           3/20/02
            Equity Associates, LLP for The        Amendment No. 6
            Catholic Equity Fund

(e)(1)      Distribution Agreement                Initial Registration     12/28/98

(e)(2)      Selected Dealer Letter Agreement      Pre-Effective            4/28/99
                                                  Amendment No. 1

(f)         Not Applicable

(g)(1)      Custodian Servicing Agreement         Pre-Effective            4/28/99
                                                  Amendment No. 1

(g)(2)      Amendments, including:                                                           *
            (i) Amendment dated January 1,
            2002 reflecting the Custodian's
            name change; and (ii) Amendment
            dated August 14, 2002 reflecting
            the consolidation of the Regis-
            trant's three equity funds into
            the Catholic Equity Fund.

(h)(1)      Transfer Agent Servicing Agreement    Pre-Effective            4/28/99
                                                  Amendment No. 1

(h)(2)      Amendments and Supplements to                                                    *
            Transfer Agent Servicing Agree-
            ment, including: (i) Exhibit B
            addressing "as of" trades;
            (ii) Amendment dated August 31,
            1999 reflecting certain modifica-
            tions to the pricing schedule
            (Exhibit A); Amendment dated
            January 1, 2002, reflecting the
            Transfer Agent's name change;
            (iii) Amendment dated April 15,
            2002 reflecting the consolidation
            of the Registrant's three Equity
            Funds into the Catholic Equity
            Fund; and (v) Amendment dated
            July 24, 2002 implementing a
            customer identification program.

(h)(3)      Fund Accounting Servicing             Pre-Effective            4/28/99
            Agreement                             Amendment No. 1

(h)(4)      Amendments to the Fund Accounting                                                *
            Servicing Agreement , including:
            (i) Amendment dated January 1,
            2002 reflecting the Fund
            Accounting Agent's name change;
            and (ii) Amendment dated
            November 7, 2002 reflecting the
            consolidation of the Registrant's
            three equity funds into the
            Catholic Equity Fund.

(h)(5)      Fulfillment Servicing Agreement       Pre-Effective            4/28/99
                                                  Amendment No. 1

(h)(6)      Amendment dated January 1, 2002 to                                               *
            the Fulfillment Servicing
            Agreement reflecting the Fulfill-
            ment Agent's name change.

(h)(7)      Fund Administration Servicing         Pre-Effective            4/28/99
            Agreement                             Amendment No. 1

(h)(8)      Amendments to Fund Administration                                                *
            Servicing Agreement, including:
            (i) Amendment dated January 1,
            2002 to reflect the
            Administrator's name change; and
            (ii) Amendment dated April 15,
            2002 to reflect the consolidation
            of the Registrant's three equity
            funds into the Catholic Equity
            Fund

(i)         Legal Opinion of Quarles & Brady      Initial Registration     12/28/98
            LLP

(j)(1)      Consent of Independent Accountants                                               *

(j)(2)      Consent of Legal Counsel                                                         *

(k)         Not Applicable

(l)         Subscription Agreement                Pre-Effective            4/28/99
                                                  Amendment No. 1

(m)         Rule 12b-1 Plan                       Post-Effective            1/9/02
                                                  Amendment No. 4

(n)         Rule 18f-3 Plan                       Post-Effective            1/9/02
                                                  Amendment No. 4

(o)         Not Applicable

(p)(1)      Catholic Financial Services           Post-Effective           1/30/01
            Corporation's Code of Ethics          Amendment No. 3

(p)(2)      Mellon Equity Associates, LLP's       Post-Effective           3/20/02
            Code of Ethics                        Amendment No. 6